Listing Report:Supplement No. 117 dated Dec 07, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 255013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$126.53

Auction yield range:	4.20% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1994	Debt/Income ratio:	16%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	9y 3m
Amount delinquent:	$0	Revolving credit balance:	$11,404	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Bluelaker1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 91% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 9% )	680-699 (Nov-2007) 740-759 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off a card
Going to use the proceeds to pay off a credit card and extra cash flow cushion during the holidays.? I already have had a fully paid prosper loan and plan to pay this one off within a year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	17.98%	Starting borrower rate/APR:	18.98% / 21.20%	Starting monthly payment:	$109.94

Auction yield range:	8.20% - 17.98%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-2001	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$38,123	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	turbine2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay my cards
Purpose of loan:
This loan will be used to pay some high interest credit debt.

My financial situation:
I am a good candidate for this loan because I have a job, my income is arround 74000

Monthly net income: $ 6000

Monthly expenses: $
??Housing:?1500
??Insurance:?100
??Car expenses: 100$
??Utilities: 100 $
??Phone, cable, internet: 150$
??Food, entertainment: 1000$
??Clothing, household expenses 500$
??Credit cards and other loans: 1500$
??Other expenses: 250$
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 431401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$169.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1985	Debt/Income ratio:	36%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	30 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	64	Length of status:	23y 11m
Amount delinquent:	$0	Revolving credit balance:	$238,962	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	hfpinc	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 660-679 (Aug-2009) 660-679 (Jul-2009) 660-679 (May-2008)
Principal balance:	$3,959.39	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
business expense
Purpose of loan:
This loan will be used to? Make a business insurance payment. Would make my insurance payment and give prosper?members a good rate of return???????????????????????My financial situation:
I am a good candidate for this loan because?? I have a current loan with prosper in good standing and I also loan. High credit?utilization is due to a business purchase.
I lease a small single engine aircraft to a flight school.

Monthly net income: $ 12000

Monthly expenses: $
??Housing: $ 4500
??Insurance: $?200
??Car expenses: $338
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 750
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2000	Debt/Income ratio:	20%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$11,610	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	lender1980x	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some my existing unsecured loans into lower interest rates.

My financial situation:
I am a good candidate for this loan because I always pay my debts. Bankruptcy or late payments are not an option for me and that is reflected in my credit score.?I take pride in making my payments in full. I am a current prosper member and lender so I know the feeling of delinquent borrowers not paying. I have a good job with a good salary. I purchased a home over a year ago and had some unsecured debt build up as a result. I would like to eliminate this debt and contribute to the prosper community while doing so. My credit score is lower than it should be because of these existing unsecured debts and the recent purchase of my own. Please consider the fact that I havent had any late payments for the better part of a decade!

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$272.24

Auction yield range:	17.20% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1989	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	20	Length of status:	1y 2m
Amount delinquent:	$4,496	Revolving credit balance:	$2,554	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	FloridaMortgagePro	Borrower's state:	Florida	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 92% )	660-679 (Latest)
Principal borrowed:	$5,150.00	< mo. late:	2 ( 8% )	660-679 (Nov-2009) 720-739 (Aug-2007) 600-619 (Jan-2007) 600-619 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paid Prosper 1 Yr Early!
Personal: I am am an Operations Manger of a Commercial Refrigeration/AC Company.? My wife and I have a beautiful 3 year old little boy. In the past I had a few bruises on my credit, all is cleaned up and no deliq.? An old judgment on my credit rpt was PIF some time back.?Most of what you see as credit bal on my credit rprt is paid.First prosper loan has still not been reported from credit bureaus.It is PIF, zero balance and paid early.

Purpose of loan: Expansion Fitness Bootcamp

I have managed big box companies and know the importance of P & L and budgeting. My debts on time or early.? I am an entrepreneur and driven to succeed.
Monthly net income: $4800.00
Monthly expenses: $ 2576.00?
Housing: $1000.00??
Insurance: $300.00??
Car expenses: $596.00??
Utilities: $180.00??
Phone, cable, internet: $100.00??
Food, entertainment: $300.00??
Credit cards and other loans: $100.00
10 years of personal training experience..Need more equipment and hire more trainers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436395
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$884.94

Auction yield range:	8.20% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1976	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-859 (Dec-2009)	Current / open credit lines:	12 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	39	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$19,508	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exchange-engine6	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improvements during the off-season
Purpose of loan:
This loan will be used to remodel the outer kitchen wall to improve customer eye appeal, to replace the main water system pump, and to create and implement a new advertising campaign for Marina services targeting the Roanoke, Virginia marketplace. Bay Roc is a full service Marina providing Boat Sales and Service, Boat Rentals, Rental slips, Food and Beverages, and a Ship's Store. The need for a short term loan is a timing issue.

My financial situation:
I am a good candidate for this loan because I have a strong work ethic with over 30 years in the workplace, a credit rating of 710 (last checked?6 months ago), adequate fixed and liquid assets, and a 2009 tax refund of approximately $30,000.00.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436511
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2001	Debt/Income ratio:	58%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$17,568	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellent-ore	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bringing my home mortgage up to dat
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436559
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$127.35

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$75	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	_Astral	Borrower's state:	Georgia	Borrower's group:	Geek Power!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FInishing up last college classes
Purpose of loan:
The purpose of this loan is to help me cover school and living expenses while I finish the last five classes required for my BS in Information Technology and pay off a very high interest credit card.
My financial situation:
I am a good candidate for this loan because I graduate end of June 2010 and that plus my experience will put me in the mix for a number of good paying jobs. Once I can work full-time again and start bringing in more money I plan pay this loan off early. I've been a Prosper member for a while now but, never as a borrower. Hopefully everyone can help me get to where I'm going and bid the rate down...thanks.

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $800
??Insurance: $ 50
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 40
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 110?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436627
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.02%	Starting borrower rate/APR:	16.02% / 18.20%	Starting monthly payment:	$175.83

Auction yield range:	4.20% - 15.02%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1986	Debt/Income ratio:	35%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	34 / 29	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$85,422	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	GeeForce	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2009) 680-699 (Jul-2009) 660-679 (Oct-2008) 660-679 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off several of my lower balance revolving credit cards that have high interest rates.

My financial situation:
I am attempting to lower my?payments by consolidating some lower balance credit cards. This loan will allow me to pay them off and reduce my monthly expediture.
Monthly net income: $ 7700

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 90
??Car expenses: $ 120
??Utilities: $ 150
??Phone, cable, internet: $ 180
??Food, entertainment: $ 250
??Clothing, household expenses $ 120
??Credit cards and other loans: $ 2000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436757
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2001	Debt/Income ratio:	20%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	24	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,043	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cjnc218	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	620-639 (Apr-2008) 600-619 (Mar-2008) 600-619 (Aug-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Moving
Purpose of loan:
This loan will be used to help me move from my current home into another rental. I have been living with my friend who just bought a house in another city over an hour away and I don't want?to commute. I'd like to?stay in the area I am in as it is?closer to my job. The money will be used for the security deposit, to set up?utilities in my?new place, as well as?buy a?few pieces of furniture.?

My financial situation:
I am a good candidate for this loan because?I have been employed at the same place for?over 4 years and it is a stable job. My previous Prosper loan was just paid off and?I was never late on a payment.

Monthly net income: $ 2200.00

Monthly expenses: $ 2172.00
??Housing: $ 800.00
??Insurance: $?92.00
??Car expenses: $ 360.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 400.00
??Other expenses: $

Thank you for looking at my ad and helping me out!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436763
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-2008	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,960	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	deal-structure0	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay-off relatively-small credit card debt. My wife and I recently got married and had several move-in expenses. We have no problem paying it off, but we would rather have a better-structured term loan as opposed to revolving credit lines (credit cards).

My financial situation:
I am a good candidate for this loan because we are doing very well together, have minimal expenses, solid, sustainable income (average gross monthly income of over $5,400), and little debt payments. In addition to steady cash flow, we have considerable liquid assets (cash, stocks, bonds) well in excess of any debt, which make our relatively-small debt easily manageable. We are tremendously focused and responsible people and wouldn't dream of missing any payment for any reason. If you would have any questions, please let me know.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436769
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$242.66

Auction yield range:	4.20% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1979	Debt/Income ratio:	55%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,000	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lileston26	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	720-739 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	700-719 (Jan-2008)
Principal balance:	$4,029.87	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off Prosper and small debts
Purpose of loan:
I will be paying off my current Prosper loan?that has?a $356 payment with one that is $245 dollars per month. I have made every payment on time and early and am actually 2 months ahead of schedule. I will?also be paying off some smaller debts that we have incurred over the past few months as well.
My financial situation:
We are consolidating a $356 monthly payment to a $245 monthly payment.?We have over exteneded our credit cards due to the fact that we did not have insurance with our second child and decided to pay off the medical bills with credit cards to keep our good credit going. We will pay off this loan in April and probaly get another loan to pay off our credit cards then. I am a sales manager for a car dealership for the past 2 years and am working on a salary base. Our company is doing fine even with current economic times.

Also we do own our house. I dont know why that isn't showing on our status but this is our second home to purchase in the last 2 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436781
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$166.07

Auction yield range:	6.20% - 11.00%	Estimated loss impact:	5.18%
Lender servicing fee:	1.00%	Estimated return:	5.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1995	Debt/Income ratio:	21%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$35,028	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	courteous-return9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying CC's off to get on track!
Purpose of loan:
This loan will be used to pay of my high APR credit cards and get myself back on track to reduce overall debt.? With the financial crisis, company's like Amex have cut my credit, while other companys (like Homedepot!) are looking to raise APR to 25% before government changes take affect.? I really want to make sure I am in a good place as the economy starts to hopefully recover.

My financial situation:
I am a good candidate for this loan because?I have a good credit rating, own a home with my wife and two kids, have a steady job (which they will hopefully remove the?hold on raises for the past 3 years) and as boring as a life as it sounds. :)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436793
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$312.13

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	37%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,877	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	terrific-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capital
Purpose of loan:
This loan will be used to?
expand business
My financial situation:
I am a good candidate for this loan because?
I am nurse and i can make all monthly payments on time.
Monthly net income: $
3700
Monthly expenses: $
??Housing: $
??Insurance: $ 90
??Car expenses: $ 400
??Utilities: $ 110
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436799
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.85%	Starting borrower rate/APR:	12.85% / 14.99%	Starting monthly payment:	$773.30

Auction yield range:	4.20% - 11.85%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1979	Debt/Income ratio:	30%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	18y 8m
Amount delinquent:	$0	Revolving credit balance:	$39,093	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	inspiring-bill	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off BoA and others
Purpose of loan: This loan will be used to? pay off Bank of America, JC Penny and?my car loan.?I made a typo when applying my Bank of America monthly payment on-line and now I am paying the price.

Unbeknowst to me I had mis-typed?the routing number when making?the?payment.?The day after the payment was due, I received an email from B of A notifying me that I had not made my payment.?I contacted them immediately and advised them that?I had made the payment on line and on time.?They saw the error, explained to me what I had inadvertantly done,?re-applied the payment?for me and waived the second processing fee.I had recently made a large payment? of $16,000 and decreased the loan?balance by almost half. I anticipated a decrease in my monthly payment amount. What occurred was B of A raised my?interest rate and froze the monthly payment at the?double balance amount.?A consolidation?loaan will allow me to pay them off as well as two other cards and have a set amount?to pay each month.???

I am a good candidate for this loan because? I have been employed as a Manager in a financial institution?for?18 years and prior to that was employed at a bank for 20 years. I pay my bills and have a very good credit score. This situation has hurt my ability to repay. I'd like to pay off all debt in the next 3 to 5 years to plan for my future retirement.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436805
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1992	Debt/Income ratio:	37%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$21,564	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	treasure-contributor8	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt and vehicle
Purpose of loan:
This loan will be used to pay off credit card debt, vehicle and medical bills. I recently had to have Endometrial Albation surgery and have to spend alot of my emergency funds for that procedure.????

My financial situation:
I am a good candidate for this loan because I am a dependable and hard worker. My employer gives us a bonus of $1,800 in January and with income tax a few months away I shouldn't have any problems paying this loan off in less than 1 year. Thanks for your time.

Monthly net income: $ 2200????

Monthly expenses: $ 1453
??Housing: $?650
??Insurance: $?husband pays
??Car expenses: $178
??Utilities: $ 140
??Phone, cable, internet: $ 135????
??Food, entertainment: $?husband pays
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 250
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1993	Debt/Income ratio:	5%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$2,604	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	48	Homeownership:	No
Inquiries last 6m:	6
Screen name:	treasure-cooker1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card

My financial situation:
I am a good candidate for this loan because I need to?pay off my debt in order to get a higher FICO score?

Monthly net income: $ 2748

Monthly expenses: $
??Housing: $ 1256
??Insurance: $
??Car expenses: $
??Utilities: $ 56
??Phone, cable, internet: $?70, 75, 30
??Food, entertainment: $ 120, 20??
??Clothing, household expenses $ 40, 50
??Credit cards and other loans: $ 2600
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	43%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$28,199	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	illy4fsu	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help for the holidays!!!
Purpose of loan:
Thanks for looking at my loan!!??

I am a full time elementary teacher who has been working diligently for the past?8 years.?Do to?bad decision made in college with credit cards I am?now in debt!? Just got married in February 2008.? I am trying to pay off my high interest credit cards.???I would like to have an end in sight to this vicious cycle and to?enjoy a future of children.

?My financial situation:
I am current on ALL my payments and make it to point to pay everything on time.?
My credit report says I'm deliquent on?one account and this is not true!? I actually made a huge payment and becuase they had already printed the bill before I made the payment the credit card company says I was late.? I've called them?10 times to fix this and they still haven't.

I am a realiable person who made very bad decision when I was in college and am trying to fix them.? My annual income is about 42K a year.??I chose to go into teaching for the job and not the money. ?I am only able to make minimum payments and?with the high interest?I am getting nowhere! ?

Monthly net income: $ 2400.00

Monthly expenses: $
??Housing: $?800.00
??Car expenses: $?300.00
??Utilities: $?200.00?
??Phone, cable, internet: $ 130.00
??Food, entertainment: $?300.00
??Clothing, household expenses $?200.00
??Credit cards and other loans:?
????????????1st card:? $3250 @ 18% with a payment of $175?
????????????2nd card: $1800 @ 22% with a payment of $120
????????????3rd card:??$600 @ 19% with a payment of $55
????????????4th card:? $650 @ 22% with a pyament of $80
????????????Total monthly bills===$430? (LOAN will go toward paying these off!)?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$656.15

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1990	Debt/Income ratio:	16%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	20 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$269,141	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	KalParker	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Make A loan, You Wont regret it.
Purpose of loan:
This loan will be used to payoff debt, and fund my company.? I'm mainly going to use the funds to start developing Iphone Applications.? I would use my out of pocket income, but figured if I can afford the payments why not borrow the amount.? I have no problems with paying it back. My financial situtation is pretty good, it may not look like it, with all the credit card debt. While banks were willing to lend, I maxed out my credit limts, and then did 0% balance transfers on all of them.? Hey I might as well get the better of the banks.? I turned around and invested the funds in the stock market, and made some respectable returns.? As the 0% expire I intend to pay them off, fortunately many of them have 6+ months.? The banks have gotten smart to the balance transfer deals, and the unlimited transfer fees make them unattractive.? I am looking to get funds from prosper lenders, because I would like borrow money seperate from my investments, and try my hand at the mobile application development field.? I have one main residence, and one rental that worth large amount.? Combined they are worth well over 2 million dollars, I am asset rich, cash poor.? That's what has hurt me overall.? My combined loans are well less then 30% of the value of the properties.? I expect to payoff this loan early, probably withing 6 months, this is a quick loan you and you will be paid of early.

My current Loan breakdown on my credit cards are rounded up

CitiCards 110k at 0% for a year
Bank Of America 76k at 4.25% for 5 years
Chase 95k @ 6%
Discover Card @ 3.99%

My average blended rate for all the loans is around 3.3-3.9 % which is a good deal if you can reinvest in your company or the market and make a superior return.? I expect the Chase, Discover and Citibank to be paid of October of 2010, when the rates reset.? The Prosper Loan, has a good chance to be paid of withing 6 months, I doubt I will keep it running to long.? I just need to allocate some start up funds to this new business idea.? I will payoff Prosper before the other credit cards.?

Monthly net income: $ 12,000

Monthly expenses: $
??Housing: $ 5677.89
??Insurance: $
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 125
??Food, entertainment: $ 1600 a month
??Clothing, household expenses $ 2000 a month
??Credit cards and other loans: $ 3000 a month
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436839
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$183.28

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1993	Debt/Income ratio:	11%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$8,521	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	Crusher21	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Intrest cards
Purpose of loan:
This loan will be used to?pay off high intrest credit cards?????

My financial situation:
I am a good candidate for this loan because?since 2003 I have not been late or defaulted on any credit?

Monthly net income: $5200????????????

Monthly expenses: $
??Housing: $ 1600????
??Insurance: $150
??Car expenses: $315
??Utilities: $350
??Phone, cable, internet: $125
??Food, entertainment: $225
??Clothing, household expenses $100
??Credit cards and other loans: $250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436841
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 27.89%	Starting monthly payment:	$400.67

Auction yield range:	8.20% - 24.58%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	36	Length of status:	7y 10m
Amount delinquent:	$0	Revolving credit balance:	$251,126	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	p2p-pal9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Agent- need i say more?
Purpose of loan:
This loan will be used to? bring all my bills current -?and to feed my babies, so low on money only able to buy instant coffee!

My financial situation:
I am a good candidate for this loan because? I am a Real Estate Agent with 2 deals in escrow, unfortunately longer escrows then any grace periods I can obtain from creditors. I have never had a late payment, have flawless credit (Exp was 835 last ran), just in a bind, need some help. Lent out over $30k over last 2 years and have not gotten paid back- for the first time I am on the asking end, it is hurtful and shameful, but I will pay it back 100% and promptly!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$832.75

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1995	Debt/Income ratio:	24%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	15y 10m
Amount delinquent:	$0	Revolving credit balance:	$83,770	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	blue-exponential-peso	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Reduce high interest CC debt
Purpose of loan:
To reduce the monthly interest obligation of existing debt.?

My financial situation:
There is not a black mark on our credit and there?will not be. We are responsible?people who always?do the right thing.?My wife (Nurse Mgr) and I both have 15+ years with our respective companies.?We would like to consolidate our dept to have a better plan to pay it off.? We can survive our current situation but would like to reallocate our debt to put us in a better place with a fixed end date.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.85%	Starting borrower rate/APR:	16.85% / 19.04%	Starting monthly payment:	$71.16

Auction yield range:	4.20% - 15.85%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	21 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$80,321	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	monkeygirl0531	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling my home
Purpose of loan:
This loan will be used to? Remodel the bathroom in my house

My financial situation:
I am a good candidate for this loan because? Bottom line is, I have no problem paying back this loan. I'm currently paying off much bigger debts and have never ever even paid 1 day late let alone missing payments. I have a steady high paying job in the medical field and I know what amount of payments will be too much for me, I can even show proof of income. This is my 3rd attempt at this listing and I don't really understand why I was having such a tough time getting funded the first 2 times. I'm guessing its because I have no history on here. But I have no late payments ever on my long credit history and that should prove I always know what kind of monthly payments I can afford. I would really like to get funded and also build a good feedback history on this site as well. Thanks!

Monthly net income: $ $7200

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 175
??Car expenses: $500
??Utilities: $ 100
??Phone, cable, internet: $100?
??Food, entertainment: $ 400
??Clothing, household expenses $100
??Credit cards and other loans: $ 1200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436857
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1994	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,313	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	gentle-bonus3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinance house
Purpose of loan:
This loan will be used to? refinace my current mortgage.? I currently have a higher interest rate mortgage from what I got over 2 years ago.? I have consistently been raising my credit score and have had an appraisal done on my house which is allowing me to refinance at this time.? By doing this I will sace $131 a month and over $44,000 over the 30 year peiod of the mortgage.? I would say a wise investment.?

My financial situation:
I am a good candidate for this loan because?? I have been with my employer for over 9 yrs and have never been late on my mortgage.? I am looking to re-invest back into my house because there will be an addition to my family in February.? I have good earnnings that will allow me to pay the loan back prompty.?I?can close on my mortgage the 30th of December if this loan can go through.? I am open to any questions that need to be answered so please ask.? I do not want to miss this opportunity and with your help I can get this done.? ?

Monthly net income: $ 4815

Monthly expenses: $ 4287
??Housing: $ 1483
??Insurance: $ 356
??Car expenses: $ 598
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 550
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 550
??Other expenses: $ 300 (Fuel)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1999	Debt/Income ratio:	10%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	0 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	escalator7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY FAMILY DEBTS FOR NOW
Purpose of loan:I am looking for this loan because I want to pay off my wife's personal debts. My financial situation:I am a good candidate for this loan because I dont have any bank or credit card debts. My credit history is good and I am able to afford a loan. I just want my wife to live with peace in her mind and I want to give her a good xmas gift.

I've withdrawn 2 listings becaue I know see how hard it is to get such loan. Those two listings were the same. I had only 1 bid which didnt exactly help. But for now I will just get the lowest I can and than when that loan is payed off I can ask for the next loan to repair my kitchen.

thanks

Monthly net income:
?$ I make about 4,000 a month. My wife and I work at the same company and she makes 1000 less than me.Monthly expenses:
$ ??Housing: $?mortgage?split between wife and I. 2589 for mortgage split in two.?
?Insurance: $ 300?
?Car expenses: $ 370?
??Utilities: $ 400?
?Phone, cable, internet: $ 132??
Food, entertainment: $ 200??
Clothing, household expenses $??
?Credit cards and other loans: $ 160??
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	6.20% - 17.00%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1989	Debt/Income ratio:	36%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	15y 3m
Amount delinquent:	$0	Revolving credit balance:	$91,416	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	trs	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 91% )	740-759 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	2 ( 9% )	660-679 (Dec-2007)
Principal balance:	$5,524.28	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Interest for you and not bank!
Successful Propser borrower

I tried this a couple of years ago to help me hire an extra employee to take my business to the next level - it has been a good fit and I feel good every month knowing that I helped people like me make a good investment.? I'm giving you another chance to make a good investment - my business has been funded with credit card loans for many years and I always pay on time - but the banks still hike interest rates.? I'm looking for this loan to pay off some credit card debt that is currently at high interest rates with the bank.? I would rather pay you the interest than the banks!

I have grown my business from the ground with hard work and long hours.? I own an event planning company that caters to educational institutions.? Our company has grown from word-of-mouth referrals and increases each year.? We are unique because we finance our events and recover our costs from ticket sales and fundraisers from these educational institutions.?

My financial situation:I am a good candidate for this loan because I'm a responsible, hard working business person.? I have never been delinquent on my obligations.? I know my limits and recognize my abilities.Monthly net income: $ 15000? Monthly expenses:?Housing: $ 2000??Insurance: $ 300??Car expenses: $ 800???Utilities: $ 300??Phone, cable, internet: $ 75??Food, entertainment: $?500??Clothing, household expenses $ 250??Credit cards and other loans: $ 4000??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436875
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$301.94

Auction yield range:	11.20% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1994	Debt/Income ratio:	Not calculated
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	16 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	77	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$21,509	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	diverse-peso	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Off the Credit Card Treadmill
I am a well educated individual with an MBA, however I have been unable to find a good position in the tough job market. I have over a decade of serving experience so I am working as a food service employee until I can find something more tailored to my degree. I intend to use my restaurant income to make timely payments on this loan. I am hoping to consolidate my credit card debt , so that I am able to pay them off faster at a lower interest rate. I am responsible. I have always paid all of my bills on time. I appreciate you taking the time to invest in me and my goal of getting off the credit card treadmill. :) Thanks Again
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2002	Debt/Income ratio:	10%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sage1	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my high interest rate credit card. This debt accumulated during my freshmen year in college and has been eating away at me since.? I plan to pay off my debt as soon as possible but would prefer a lower interest rate in order to save extra cash.

My financial situation:
I am a good candidate for this loan because I believe that good credit can significantly help your life. Paying off debt is great for you credit score.? Planing to purchase a house in a few years and want to get that score higher.? I am also a recent college graduate from the University of Wisconsin-La Crosse. I have a bachelor's degree and majored in Finance.? I graduated in December of 2008. Work was hard but I land a temp job with Wells Fargo. After 5 months, Wells Fargo no longer had a hiring freeze and opened 10 positions in a pool of around 100 temps. I was one of the 10 selected to be hired. As you know, Wells Fargo is the number one financial lending institute in the nation. My job is secure and I plan stay at Wells Fargo and climb the ladder for many years. It's a great place to work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436899
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$67.39

Auction yield range:	11.20% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$18,756	Occupation:	Construction
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	red-extraordinary-principal	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fix up bathroom
Purpose of loan:
This loan will be used to?? Fix up my bathroom and a few other things around the house????

My financial situation:
I am a good candidate for this loan because?
I always pay my bills and on time
Monthly net income: $ $5000

Monthly expenses: $
??Housing: $ $600
??Insurance: $ $180
??Car expenses: $?400
??Utilities: $ $200
??Phone, cable, internet: $ $100
??Food, entertainment: $ $150
??Clothing, household expenses $
??Credit cards and other loans: $ $200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$361.89

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	20%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$9,154	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	anteater9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off all credit cards
I plan on using this money to pay off all my credit cards with this loan, so I am not taking on additional debt. I plan on having one credit card to use from now on, (American Express) and my debit card.

I am able to re-pay this loan at the rate of $800 per month.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$200.28

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-2006	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,180	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	deal-cypress	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for friend's education
Purpose of loan:
This loan will be used to fund my best friend's education.? He is currently doing his masters in Canada and has two more terms before he graduates.

My financial situation:
I am a good candidate for this loan because?
I have a source of income to repay this loan comfortably.? I have always payed my auto loan bills, credit card bills and utility bills on time.? I am currently low on funds because i spent a big chunk of my savings on my sister's marriage last month.? Otherwise i would not be borrowing.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.42%	Starting monthly payment:	$53.35

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1989	Debt/Income ratio:	77%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Retired
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$22,439	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	vigilance-mammal7	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of some bills
Purpose of loan:
This loan will be used to? PAY BILLS????

My financial situation:
I am a good candidate for this loan because?
ALWAYS PAY ON TIME????????
Monthly net income: $
819.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 89.00
??Clothing, household expenses $
??Credit cards and other loans: $ 250.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$304.50

Auction yield range:	4.20% - 17.50%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	15.33%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1983	Debt/Income ratio:	42%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	27y 6m
Amount delinquent:	$0	Revolving credit balance:	$44,162	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	asset-honker	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off card changing minimum due
Purpose of loan:
I came across Prosper.com while searching for an alternative with fixed payment terms following our credit card account announcing a boost from 2% to 5% in minimum due.? In reading about the operating concept utilized by Prosper.com the process carried me to a time when I spent several years living in Student Housing Cooperatives in my college days.As I thought about it I felt I would much rather pay a group of people trying to band together to provide a funding service than pay a banking system. The policy of fixed monthly costs with Prosper.com was an added plus to the deal as we would rather have a bill that we can always count on to meet or exceed.?

My financial situation:

We are good candidates for this loan because we are committed to meeting our financial obligations, are moving to be totally out of debt in the next seven years and have solid employment.? A list of our current general monthly budget follows:

Net Income after retirement fund, insurance and taxes: ? $3,948
Housing Costs: $445
Car Costs:? $335
Food and Household Costs:? $1,200
Debt Payoff:? $1,900.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1999	Debt/Income ratio:	32%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	8y 3m
Amount delinquent:	$0	Revolving credit balance:	$224	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	durable-fairness	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking Help for Monthly Expenses
Purpose of loan:
??????????????? This loan will be used to help with monthly expenses, allowing more cash flow?and payoff some small personal loans.
My financial situation:
I am a good candidate for this loan because???I am a responsible full-time employed mother of two children and have been married for 13 years. In the past year, we have had extremely tight monthly expenses and basically live paycheck to paycheck. Because?of lower credit?scores, we have not felt?that we could go to a?bank?for help right now and as a result, we are asking the people of?Prosper for?assistance. We have?sought help with quick relief from?some payday cash?advances. These payday loans are hard to overcome?in replacing?our?income and?if funded, this loan would help free us?from them. We do not spend frivolously. I am serious in the pursuit of paying off?these personal?loans.?My husband and?I put our income together and we are?dedicated in our faith to believe that?there is a way for us to continue to meet our?family?needs and we will always be diligent in?honoring this loan?if it is funded.?We are so tight this year with our basic living expenses?and?your bid would be VERY MUCH appreciated! Thanks for listening and for your assistance!

Monthly net income: $ 1200.00

Monthly expenses: $???
Housing: $ 1580 (this comes?mostly from my husband's income)??
Insurance: $ 137.00???
Car expenses: $ 0-?cars are paid off??
Utilities: $ 250.00??
Phone, cable, internet: $ 80.00??
Food, entertainment: $ 200.00 (This is mostly groceries. We don't do alot of entertainment spending because?of?other?monthly obligations.)??
Clothing, household expenses $ 25.00??
Credit cards and other loans: $ 1000.00 (?This includes?some of the payday cash loans?as well as some loans in my husband's name.)??
Other expenses: $ 520.00 ( Daycare costs for my children.)???????????????????????????
???????????????????????? $100.00? (gas - my husband's job requires more travel expense)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436943
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1989	Debt/Income ratio:	16%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	26	Length of status:	16y 0m
Amount delinquent:	$7,662	Revolving credit balance:	$1,309	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	17	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	eagle89	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 660-679 (Sep-2009) 660-679 (Aug-2008) 520-539 (Jul-2008)
Principal balance:	$1,755.60	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off credit cards and medical
Purpose of loan:? This loan will be used to?pay off?2?credit cards, medical bills and clear up a mortgage discrepancy.

I am a good candidate for this loan because?I have a great job with very good income and have been working hard to get on better financial ground.? I realize that I have made mistakes in the past and I am working to correct them.??While everything has not been smooth since I received my current Prosper loan I am on better financial ground.? I have continued to pay down balances since I received my current Prosper loan.? I have also never been late on a payment for my current loan!???I am current with my mortgage payments but there are other charges showing up.? This is due to a discrepancy when my mortgage was bought by another company.? I have made all payments to my current mortgage company.? I have disputed this $800 charge but the mortgage company stands by their claim even though it did not show up on any of the initial paperwork.? I want to get this paid and get the issue behind me.??The medical bills are from tests on one of?my children after a fainting spell(everything is OK).? I have taken steps to help with medical bills next year by enroll in Flex Spending Plan.? Consolidationg these accounts and paying off?the medical bills will help move me and my family closer to financial freedom.? I hope that you will give me the chance to prove myself.?Please let me know if you have any questions.?

Monthly income: $4984
Monthly expenses:? $4753

Balances to be paid with new loan:? $3400
Maximum loan payment:? $158
Payments replaced by new loan:? $320
$320 in payments replaced by maximum $158 Prosper payment.? Remaining $162 will be applied to outstanding bills.? Again, I have never been late or missed a payment on my current?Prosper loan and will not on a new Prosper loan either.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1998	Debt/Income ratio:	55%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$27,672	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	HonestCorp	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
START BEER BAR DOWNTOWN PALO ALTO

Hi,

I am a recent college graduate, with a Business Management degree from Park University in Missouri. I need financing to start a bar business in downtown Palo Alto, California. I am looking to get $25,000 from investors like you and a PATRIOT EXPRESS loan, backed by the Small Business Administration, from Chase Bank. The PATRIOT EXPRESS LOAN is given to military veterans, like me. Consequently, you ought to feel confident I am a responsible and honest person. I believe this is the time to start such business because there are many great vacant locations at very competitive prices, due to the recession. I have been working on my business plan for quiet sometime now. However, I cannot move forward with my idea if I do not have the necessary financing. I am a good candidate to invest in because I have good credit, a college degree, and I served honorably in the U.S. military, which indicates I am a responsible person.

Thanks for taking me into consideration

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.60%	Starting borrower rate/APR:	8.60% / 8.94%	Starting monthly payment:	$158.07

Auction yield range:	3.20% - 7.60%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1985	Debt/Income ratio:	22%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$37,397	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	well-rounded-return1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit cards.? Sure I'm only paying 3%, but the banks are playing games with the minimum payment.? I was paying $650 ($275 & $350) on two Chase cards, and then they decided to raise the minimum payment on one of the cards from $275 to $600.? That makes the total monthly payment of $950 for $25,000.? I decided not to play their game anymore, and just get a fixed loan with a definite end date plus some of my savings to pay off one of the cards.

My financial situation:
I am a good candidate for this loan because I have never missed a payment, and have never had late payments except for automated bill pay errors, or credit card companies changing their due dates or minimums.? I own a home, and make good money.? I just need to stay on top of the situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$245.16

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1984	Debt/Income ratio:	56%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$34,442	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	the-currency-investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing up my Masters Degree
Purpose of loan:
This loan will be used to finish my last term of my Master Degree.? I am also losing weight and am down 53 pounds so far.? I am getting my life in order and I am worth it!?

My financial situation:
I am a good candidate for this loan because I am responsible and working on finishing my Masters Degree, which will give me a better paying job.? I work full-time as a graphic designer. I an getting a MS in Instructional Education.? I plan on keeping my current job and working in the evening with autistic children as a behavior specialist once my MS degree is complete .? I am also working on getting healthy! I have never been late on any type of payments!

Monthly net income: $ 2,100

Monthly expenses: $
??Housing: $ Rent $300
??Insurance: $ 120
??Car expenses: $ 120 (gas) - car is paid for
??Utilities: $ $130
??Phone, cable, internet: $ $60
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $monthly credit card payments $600? -?
80% of my credit cards are just at a fixed 4% that I used for college.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$75.14

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1990	Debt/Income ratio:	8%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,279	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	HappyChick16	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	720-739 (Aug-2008)
Principal balance:	$2,189.54	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd Prosper Loan- Moving expenses
Thank you to the?Prosper lenders who helped me obtain my first loan, for my husband and I to have a small wedding last year.The loan was for $3500, and has been paid early every month.This will be my?2nd loan.We are now pregnant, and will need to move to?a larger apartment. What This Loan is For:
This loan is for us to finance our moving expenses, due to starting a family, and will be used for rent (first month & security). We expect our move-in payment to be approximately $2700 max.??We have?$2100which will go towards additional moving expenses.??

Why I Am a Good Candidate: I am a good candidate for this loan because I am a very responsible and budget-conscious 39 year old woman.I have worked for the same corporation for almost 8 years, and am very vigilant about my credit and spending.? I have an excellent track record with Prosper.We have made absolutely sure that the lenders have been paid early each month on our first loan, so I?m sure that they are satisfied with me as a borrower.We will not have any problems paying this loan, and Prosper will automatically debit the payments from my account.? You will be paid on time.

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1991	Debt/Income ratio:	16%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	32	Length of status:	13y 10m
Amount delinquent:	$3,333	Revolving credit balance:	$4,105	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	33	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Inij	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
Hello potential lenders:? This loan will pay off credit cards and I will be closing the majority of them.? PS We are waiting for a new arrival so we want to have have everything pay before the arrival.

My financial situation
I always pay my bills on time, and i have a good standing with my credit cards. I have been with my job for a eleven years and I love it.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 150
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1200
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	35%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	3 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	21	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,792	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Mrbiz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 97% )	600-619 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	1 ( 3% )	600-619 (Jan-2008) 560-579 (Dec-2007) 540-559 (Dec-2006)
Principal balance:	$3,701.51	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
2 Time Prosper Borrower needs help
Purpose of loan:
This loan will be used to? Pay off an existing prosper loan as well as a credit card and truck loan.

My financial situation:
I am a good candidate for this loan because?I will make sure that every cent is paid back. I have had two prosper loans in the past and have not missed a payment. I hope this will be the last time that I need assistance as I am graduating school next week and will be looking for a new job that pays significantly more.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 250
??Utilities: $ 150
??Phone, cable, internet: $
??Food, entertainment: $ 250
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 400
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	11.20% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	8%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	35	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,224	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Iza13	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off credit?a credit card.??

My financial situation:
I have two jobs, a full time and a part time job. I have been at my current full time job for a year and a half, and the part time job is my previous full time job, I have been with them since July of 2000. Both positions are in the accounting field (bookkeeping). Both are stable and secure.?

Monthly net income: $ 2950.00

Monthly expenses:?
??Housing: $ 477
??Insurance: $?130
??Car expenses: $ 250
??Utilities: $?65
??Phone, cable, internet: $ 150
??Food, entertainment: $?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $?80 minimum
??Other expenses: $ 30 pets
? School tuition: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1976	Debt/Income ratio:	62%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	38	Length of status:	6y 2m
Amount delinquent:	$3,417	Revolving credit balance:	$52,686	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	glo314	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Equipment Purchase for Business
Purpose of loan:
This loan will be used to purchase a new photocopier/fax/scanner/printer for use in my business.? this new equipment will allow my business to be more productive and efficient.
My financial situation:
I am a good candidate for this loan because I have never defaulted on a loan and even though I have been behind occasionally in payments, I would never let a loan go unpaid.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1250
??Insurance: $ 50
??Car expenses: $ 600
??Utilities: $ 275
??Phone, cable, internet: $?95
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 650
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$160.16

Auction yield range:	4.20% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	11%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$14,071	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Zafra	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff High Interest Credit Card
I'm a good candidate, because:

1. I've been in the financial service industry for nearly 20 years and have been able to remain employed even through the recession.
2. This loan will pay off my highest rate credit card, and my monthly payments will stay the same - just more of my payment?going to principal.
3. I've never been delinquent on a debt.

Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$300.42

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1997	Debt/Income ratio:	59%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	14y 5m
Amount delinquent:	$0	Revolving credit balance:	$41,130	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	empire655	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I have a secure job and good income.

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 575
??Insurance: $ 75
??Car expenses: $ 312
??Utilities: $ 40
??Phone, cable, internet: $ 40
??Food, entertainment: $ 25
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	19.20% / 21.43%	Starting monthly payment:	$367.57

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1995	Debt/Income ratio:	27%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	16y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,306	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	blue-unbelievable-dedication	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off all outstanding bills
Purpose of loan:
This loan will be used to pay off all of our high intersest Credit Cards.? Would like to cut up a couple of cards as well.
My financial situation:
I am a good candidate for this loan because I have a great job.? Last month I was promoted to a higher paying, more stable job.? I have been in the Hotel buisness for 14 years.

Monthly net income: $?3400 per month is me alone? / $6025 with my wifes

Monthly expenses: $
??Housing: $ 2145
??Insurance: $ 231
??Car expenses: $ 640
??Utilities: $ 300
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 650??
? Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.14%	Starting borrower rate/APR:	30.14% / 33.48%	Starting monthly payment:	$51.03

Auction yield range:	11.20% - 29.14%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1997	Debt/Income ratio:	23%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$12,840	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dave1016249	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Nov-2009) 600-619 (Jun-2008)
Principal balance:	$2,966.55	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards
My financial situation:
I am a good candidate for this loan because? i pay my bills in a timely manor and have a steady work history as you can see i have a loan already witch is in good standing i wasn't sure how?prosper worked when i took that loan so i didnt take as?much as i needed but after seeing how much it has helped im ready to pay off some more?

Monthly net income: $
2800
Monthly expenses: $
??Housing: $ 669
??Insurance: $?80
??Car expenses: $ 80
??Utilities: $?100
??Phone, cable, internet: $ 60
??Food, entertainment: $150
??Clothing, household expenses $ 100????
??Credit cards and other loans: $ 400????
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	21%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	70	Length of status:	16y 4m
Amount delinquent:	$0	Revolving credit balance:	$38,717	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	19
Screen name:	friendly-loot9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roof repair
Fortunately and unfortunately we have had more than our fair share of rain where I live. The unfortunate part for me is I've developed a roof leak and it's just not worth calling the insurance company. So I've decided to pay out of pocket. Since I don't have all of the total estimate ($3,500), I wanted to come to Proper and seek a loan.

Like many people I've had at least 1 bad experience trying to help a friend that put a blemish on my credit but other than that I've never made a late payment in my 19 year credit history. I make a great salary and I'm a man of my word on paper and in person. Your help is greatly appreciated!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Retired
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,216	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	thrifty-payment	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas and Personal use
Purpose of loan:
This loan will be used to? buy a little Christmas and the other will be for Doctor's bills.

My financial situation:
I am a good candidate for this loan because? I need to pay some critical doctor's bills.

Monthly net income: $ 1000.00

Monthly expenses: $ 850????
??Housing: $ 0
??Insurance: $ 170????
??Car expenses: $ 0
??Utilities: $ 250
??Phone, cable, internet: $ 83
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.95%	Starting borrower rate/APR:	11.95% / 12.30%	Starting monthly payment:	$663.81

Auction yield range:	3.20% - 10.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1986	Debt/Income ratio:	22%
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$767	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	caring-loan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major Dental Work Needed
Purpose of loan:
My teeth are in the crapper or if I don't get them fixed they will be. This loan will be used to do some much needed?dental work to improve my quality of life.? It is being done at a Dental School which reduces the cost greatly.? Unfortunately there is no form of financing available and they require payment upfront.??I?have loose and missing teeth,? This?work is?going to be quite extensive (bone graphs and teeth?implants are going to have to be done to get my bite corrected.)?This work is not cosmetic, although?some of the benefit will be. It is to get me?back to a healthy life.?The cost of my total procedures will be?a liitle more?than?$31,000 when it is all?done.? I have some some reasearch and in the regular dental field I would be looking at approxiamately?$75.000?or more at regular cost.???
My financial situation:
I am a good candidate for this loan because? I am a hospiital administrator at a Veterinary Hospital and have been in this field for 23 years.?? I have job security(the owner of the hospital?has told me as long as he has a job so do I)? I pay my bills on time or ahead.? I own?and live in a mobile home that is paid in full and have?no debt other than regularr living expenses?and can pay between?$900 and $1000 per month.?This is my second attempt to be funded and would much appreciate your help.? This work?will not happen without?it.?Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1999	Debt/Income ratio:	27%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	3y 1m
Amount delinquent:	$250	Revolving credit balance:	$17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Homeownership:	No
Inquiries last 6m:	6
Screen name:	coin-prodigy8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$961.89

Auction yield range:	8.20% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1998	Debt/Income ratio:	17%
Credit score:	800-819 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	InspirationArt	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment
Purpose of loan:
Investing in a local business with great prospects.? I have an opportunity to invest in a corporation with a GREAT price to book ratio.? I estimate that I will be able to pay the loan completely off within 3 to 6 months.

My financial situation:
I have NEVER defaulted on any loan EVER, nor will I ever.? My credit score is EXCELLENT (800+) and I carry no debt other than a car loan and a mortgage.? I don't carry balances on my credit cards (of which I have very few).? I am an excellent candidate for a loan.? You will not be disappointed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,100.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.60%	Starting borrower rate/APR:	8.60% / 8.94%	Starting monthly payment:	$34.78

Auction yield range:	3.20% - 7.60%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-2002	Debt/Income ratio:	43%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,509	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	marketplace-ecstasy	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In the process of moving
Purpose of loan:
I'm in the processing of moving and I need the money for the reminder of the deposit and simple essential for the new house.? I work a full time job and go to school full-time.? I'm just trying to get out of my current neighborhood because its towards the worst.
My financial situation:
I plan to pay the money back in full?within 3 months and I have never had a debt unpaid.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.60%	Starting borrower rate/APR:	8.60% / 8.94%	Starting monthly payment:	$31.61

Auction yield range:	3.20% - 7.60%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1995	Debt/Income ratio:	Not calculated
Credit score:	820-839 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,587	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bazaar-ringleader0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my household bills
Purpose of loan:
This loan will be used to?
Pay off household bills that I have fell behind on due to unexpected exspenses.

My financial situation:
I am a good candidate for this loan because?
I'am a very responsible person when I comes to bills. This is why Iam?tryin to get this money, so I don't have any unpayed bills to think or worry over. I also don't want to have anything effect my?credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437033
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	11.20% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1999	Debt/Income ratio:	20%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	11	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$530	Occupation:	Food Service Manage...
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Taylor41	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 80% )	720-739 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	3 ( 20% )	700-719 (Jul-2008)
Principal balance:	$3,338.28	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Please Help ME Consolidate
Purpose of loan:
This loan will be used to? to pay off some dept - due to divorce

My financial situation:
I am a good candidate for this loan because? I have full time employment - just need a little help - after very bad divorce.

Monthly net income: $ 35,000.00 plus bonus close to 40,000.00

Monthly expenses: $
??Housing: $ Living?with parents to insure -paying off all dept and cleaning my credit up - always had?A one credit
??Insurance: $ taken out of my paycheck
??Car expenses: $ ford focus paid
??Utilities: $?
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ take extra home from work -?until my credit gets cleaned up
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	22.10%	Starting borrower rate/APR:	23.10% / 25.38%	Starting monthly payment:	$193.81

Auction yield range:	11.20% - 22.10%	Estimated loss impact:	10.54%
Lender servicing fee:	1.00%	Estimated return:	11.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	31%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$447	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	raider1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	640-659 (Jun-2008) 640-659 (May-2008) 640-659 (Apr-2008) 620-639 (Mar-2008)
Principal balance:	$2,541.54	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
home improvement
Purpose of loan:
(explain what you will be using this loan for)
home improvement
My financial situation:
(explain why you are a good candidate for paying back this loan)
PAY BILLS ON TIME.???Have one loan with prosper and pay before the due date.?
Monthly net income: $ 1681.76

Monthly expenses: $
??Housing: $ 590.00?RENT
??Insurance: $ 328.00 PER 6 MONTHS AUTO
??Car expenses: $ 25.00 GAS PER MONTH
??Utilities: $ 25.00 TO 30.00?AVERAGE PER MONTH ELECTRIC ONLY
??Phone, cable, internet: $ 151.16
??Food, entertainment: $ 150.00 PER MONTH
??Clothing, household expenses $
??Credit cards and other loans: $?110.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437037
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$649.60

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,808	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	liberty-crescendo0	Borrower's state:	Georgia	Borrower's group:	1 4 Auto Homes Trucking related borrowing & lending
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
This loan will be used to pay off high interest rate credit cards.

I am a good candidate for this because I have had a solid job for over 11 years as a Chemist for a fortune 500 company. My financials are listed below.

Monthly net income: $5,200

Monthly expenses: $
Housing: $ 1,500

Auto Insurance: $ 100
Car expenses: $ 200.00
Utilities: $ 200
Phone, cable, internet: $ 100
Food: $ 350
Entertainment: $50
Household expenses $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	11.20% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1989	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	18 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$27,230	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	justice-coyote	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Capital need to grow Distribution
Purpose of loan:
This loan will be used to?increase inventory levels on current product lines?as well as add additional product lines that are marketable to grocery stores and convenient store?accounts.?

My financial situation:
I am a good candidate for this loan because?with the addition of new product lines have moved profits to cover expenses as well as short/long term debt retirement.? Additional sales revenues with lines we have now added have generated an improved Net Profits.??

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.90%	Starting borrower rate/APR:	15.90% / 18.08%	Starting monthly payment:	$449.38

Auction yield range:	11.20% - 14.90%	Estimated loss impact:	10.34%
Lender servicing fee:	1.00%	Estimated return:	4.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1993	Debt/Income ratio:	40%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,414	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	euro-antioxidant	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going Credit Card-less
Purpose of loan:
My sole reason for requesting a loan is to consolidate my credit card payments and stop with the insane interest rate increases.? I have never been late on a payment and my credit report should accurately reflect that.? Previously, I paid over the minimum.? Now, I only pay the minimum or a slight bit more.? I called my credit card company and asked them for a rate reduction, and was told that there were no offers available at this time.? My very next statement reflected an interest rate increase of five (5) percent.? My most recent correspondence from my credit card company states that they will be switching to a variable rate.? Please, please, please help me to stop being at the mercy of the credit card company.??

My financial situation:
My husband and I have been married for 10 ? years.? We are currently raising a five (5) year old child that we hope to adopt.? We own two (2) homes.? One is a rental property, and the other is our residence that includes my mother who is 82 years old. ? I have stable employment as does my husband.? I never thought that I would ever get caught-up in the vicious credit card cycle, but it happens to people that pay their bills on-time.? I have been able to afford the current payments, and I will continue until I get the credit cards paid off.? I am an extremely loyal person.? I have worked hard all my life for everything I have.? My parents never ?gave? me a car.? I had to pay for it if I wanted it.? I take pride in all that I have and knowing that I did it and it was not given to me.??

Monthly net income: $ 4,800.00

Monthly expenses: $ 4,159.00
??Housing: $ 1,597.00
??Insurance: $ 220.00
??Car expenses: $ 350.00
??Utilities: $ 380.00
??Phone, cable, internet: $ 87.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 525.00
??Other expenses: $ 450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1991	Debt/Income ratio:	10%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	1	Total credit lines:	22	Length of status:	2y 2m
Amount delinquent:	$412	Revolving credit balance:	$1,244	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	42%
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	1
Screen name:	MOMac	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 60% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	2 ( 40% )	600-619 (Apr-2008) 580-599 (Dec-2007) 620-639 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Pay for auto Transmission expenses.
Purpose of loan:
My 2001 Hyundai Tiburon, at 95,238 miles,?required a new transmission.? In October, 2009, the local Hyundai Service Manager refused to honor Hyundai's warranty, implying that an after-market part caused the transmission to fail.? I now have expert proof (pictures, the failed part, and an expert's report) that a Hyundai part caused transmission to fail.? I have engaged an attorney, who has demanded that Hyundai honor its warranty (October-November, 2009), but Hyundai has yet to respond.?I am prepared to go to trial in January-February, 2009, and, if so, will request regular damages ($20,000.00 - Court/attorney fees in a trial mount up) and punitive damages ($5,000,000.00).? I will request a jury trial.? My attorney thinks I have excellent jury trial prospects, as, given the poor economy, layoffs, etc, folks around here are not sympathetic to foreign auto corporations not honoring warranties. Hyunday would be stupid not to settle before trial.

My financial situation:
(explain why you are a good candidate for paying back this loan)? All prior debts discharged in Bankruptcy in May 2004 (due to ID theft), ?except for CFNA/Firestone Card? (current).I have no current delinquencies: 2008 credit report shows as delinquent a debt discharged by Bankruptcy Court/Trustee and relevant party so notified that they?stand in contempt of KCMO Bankruptcy Court Discharge Order.? Auto Loan ($6,500) and prior Prosper($1,500) loans have been paid-off? (October-November, 2008).? All credit card debt is current (no delinquencies)..?I generally pay off credit card charges when statement is received. ?All insurance and utility bills are paid and current. I worked for Dept Homeland Security as CIS Applications Adjudication Officer (GS-07) until disability in August 2007.? One can not work for DHS with unresolved credit problems as any employee would fail a required? /security clearance/background check .?I passed in?February, 2006? I left DHS because of service-connected disability: exposure to Agent Orange?(2-tour Vietnam veteran) in August, 2006. ?I received a VA Disability Rating of 100% disabled in October, 2008,? My yearly VA benefit is $32,212 and my yearly SS Benefit is $13,212.00.?My medical expenses are covered by the VA.? ?Therefore, I have a provable?annual income of $45,288 (non-taxable)./provable

Monthly net income: $ 3,774.00

Monthly expenses:??? $ 2,424.00
? Housing: $?285
??Insurance: $?110
??Car expenses: $?175
??Utilities: $?300
??Phone, cable, internet: $?154
??Food, entertainment: $ 400
??Clothing, household expenses $?100
??Credit cards and other loans: $ 250
??Other expenses: $ 250
? Charitable (disabled neighbor, fraternal and religious donations) 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$163.14

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1978	Debt/Income ratio:	15%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,240	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	finance-wonder	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit cards & student loan payoff
Purpose of loan:
This loan will be used to? will to consolidate my 2 current credit cards. I would like to pay them both off and then only have one open to use. I would like to have a foundation of some funds to help begin paying my student loans which are under review for consolidation by the American Education Savings department.

My financial situation:
I am a good candidate for this loan because? my credit score is 730 (per freecreditreport.com). I am timely about paying my bills. I do have many other obligations that require monthly bills.
Monthly net income: $ 2, 0000

Monthly expenses: $
??Housing: $ 622
??Insurance: $ 100.00
??Car expenses: $ 240.00
??Utilities: $ 0
??Phone, cable, internet: $ 100.00
??Food, entertainment: $?300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ public transporation: $116.00 train pass
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$341.78

Auction yield range:	11.20% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1970	Debt/Income ratio:	19%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$794	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	VulcanVoyager	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	33 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,900.00	< mo. late:	0 ( 0% )	640-659 (Jan-2008) 640-659 (Nov-2007) 680-699 (Apr-2007) 640-659 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
I want to help my daughter
Purpose of loan: Help daughter who is out of work.

My financial situation: Good, steady, government guaranteed income.
My monthly NET income is $3,900.

My monthly income is secured by Social Security and Teachers Pension and Annuity Fund of the State of New Jersey. The state also pays my medical insurance Because of my fixed, guaranteed income, THIS WILL BE ONE OF THE MOST SECURED LOANS YOU WILL EVER BID ON.

I have had three prior loans with Prosper. They were all paid off with no late payments.?Because I am a Prosper lender and?borrower, I?know the feeling when a?Prosper loan "goes south." Therefore, I have always?made payments to Prosper people before?making payments towards other debt.

I will use proceeds of this loan to pay off and close three high interest credit card accounts and to reduce my car loan balance.

My monthly budget:
Mortgage/rent: $900.? I share a house. This amount includes heat, hot water, elec. gas, laundry facilities in basement and house phone, breakfast and supper.
Insurance: $148.
Car expenses: $250
Utilities: $0? (see above)
Phone, cable, internet: $136. (cell phone)
Food, entertainment: $150.
Clothing, household expenses $50.
Credit cards and other loan payments: $340..
Other expenses: $30. Haircut, etc.
---------------------------------------
Total monthly expenses: $2,004.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 27.57%	Starting monthly payment:	$39.08

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1984	Debt/Income ratio:	19%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	33	Length of status:	10y 3m
Amount delinquent:	$2,326	Revolving credit balance:	$39	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	7%	Stated income:	$100,000+
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	keen-note9	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto loan for my sons first car.
Purpose of loan:
This loan will be used to help pay for my sons first car.? We have $1500 to put down but need a little more to buy the car.

My financial situation:
I have gone through a bankruptcy because of a failed business.? I have good income and my bills are inline with my plan.? According to the plan I can only borrow up to $1000 without court approval.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,150.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.59%	Starting borrower rate/APR:	13.59% / 15.74%	Starting monthly payment:	$174.99

Auction yield range:	11.20% - 12.59%	Estimated loss impact:	10.27%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1990	Debt/Income ratio:	22%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	13	Length of status:	4y 8m
Amount delinquent:	$240	Revolving credit balance:	$8,275	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	economy-guard	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Family Emergency
Purpose of loan:
This loan will be used to buy emergency plane tickets to?visit my fiancee's parents who are overseas in Costa Rica. Her father recently went into the hospital to have a cardiac catheterization procedure to remove atery blockage and a pacemaker?going?to be installed. I can easily provide documentation or proof of this claim. With the holidays approaching and bills to pay, this loan would greatly alleviate some of our financial burden.

My financial situation:
I am a good candidate for this loan because I have a long credit history and have honored my past loan commitements. I do not have any current car loans, only credit card debt. So making a modest loan payment will fit easily into my budget. I am currently employed in a revenue generating position at a successful and growing company in the entertainment industry. Growth potential is estimated at 25+% in the first quarter of 2010 and as such, my income growth is on par with company estimates. I am a non-smoker, drug free, financially and socially responsible individual who is success driven in all facets of my life. This assitance will help us get over this unfortunate hurdle and will no doubt help springboard our lives into greater heights.?

Monthly net income: $3,750

Monthly expenses: $3,510
??Housing: $1850
??Insurance: $150
??Car expenses: $200
??Utilities: $125
??Phone, cable, internet: $185
??Food, entertainment: $400
??Clothing, household expenses $?00
??Credit cards and other loans: $300
??Other expenses: $200

We sincerely thank you for your consideration.

Kindest regards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,631	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1
Screen name:	compassion-paradise3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cabinets
Purpose of loan:
This loan will be used to? Loan will be to purchase products in order to complete construction projects for customers

My financial situation:
I am a good candidate for this loan because? I currently have a steady income with power Marketing and will have additional income generated buy the use of this loan.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 120
??Car expenses: $ 216
??Utilities: $ 131
??Phone, cable, internet: $ 98
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 45
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$612.41

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-2003	Debt/Income ratio:	42%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,834	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ocmoneymaker	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lender looking to Borrow
Purpose of loan:
This loan will be used to consolidate my credit cards and give back to the Prosper community. I have three credit cards of my own and owe half of the balance of a business partners credit card. I have?loaned over $13,000 on Prosper and now am hoping to try the borrowing side.

Here are the balances on my credit cards:

Bank of America Platinum Plus card: $2491.26

Bank of America Rewards Platinum Plus card: $1261.54

Schools First Credit Union Gold Visa: $4082.38

My business partner's Chase Freedom card: $12632.85 ($6316.43 is my half)

My financial situation:
I am a good candidate for this loan because I pay my bills on time and am extremely responsible with my finances. I have?$10,000 in the bank?and have other?assets that could easily be turned to cash if ever needed. My only credit hickups occured on a Card I had when I was 18 that I went?past 120 days?delinquent?but?paid it off and?realized that good credit was needed to succeed.?I have worked for the same employer for over five years and have a very solid position in the company.?My reported wages are $43,000 a year. I Also have a few side businesses. I earn between $500 and $1000 a month from my partypartners.com affiliate account. This is residual income and is tied to the amount of money played each month by the 110 people signed up under my account. I have a?pressure washing/steam?cleaning trailer that I rent out for $500 per month plus 10% of?any business that I send his way. The reson for the $500 a month lease is because he?took over accounts that I had previously serviced myself, generating quite a bit of income for him from the start.?I make a significant amount of money buying and?re-selling things for a profit. Last month I bought?a boat for $3500, put $460 into some cosmetic work, and sold it for $5200. I flip boats, automobiles, sporting and concert tickets, gym equipment, cameras and?anything else that I can?guarantee a profit on.

Monthly net income: $4500 avg

Monthly expenses:?
??Housing: $ 800
??Insurance: $ 165
??Car expenses: $ 460?
??Phone, cable, internet: $ 75
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $250 student loan and $550 for the credit cards I am attempting to consolidate with this loan?
??Other expenses: $350 tithe?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1997	Debt/Income ratio:	63%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	27y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,587	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	70%	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	peso-electron	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for daughters school trip
Purpose of loan:
I am trying to pay for my daughter to go to Disney with her basketball team for a Holiday tournament.

My financial situation:
I am a good candidate for this loan because I only pay for my car and credit cards with my income.???My husband handles the house and all the other bills with his income.? ?I think I will even be able to pay back this loan by spring with my income tax check.? My daughter and I would greatly appreciate any help investors can offer.

Monthly net income: $ 1200????????

Monthly expenses: $?
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 200
??Utilities: $?0
??Phone, cable, internet: $ 0?
??Food, entertainment: $?0
??Clothing, household expenses $
??Credit cards and other loans: $?250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$94.29

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1980	Debt/Income ratio:	23%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$16,234	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	self-reliant-dinero4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay insurance on lake property
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2006	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	8	Length of status:	0y 6m
Amount delinquent:	$269	Revolving credit balance:	$427	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	vigilance-transformer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HOLIDAYS
Purpose of loan:
This loan will be used to? HOLIDAY GIFTS

My financial situation:
I am a good candidate for this loan because? I CAN PAY IT BACK WITHIN 3 MONTHS

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	40%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	18 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$9,143	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	jodir04	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Dec-2007)
Principal balance:	$442.66	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Let my debt make you money!
Purpose of loan:
We have worked very hard to get out of debt in the past 4 years.? We were going through a credit counseling agency but want to pay things off on our own without paying them a monthly fee every month just to pay our bills for us.? We would like a loan that will give us one payment and the date of it being paid off in 3 years.? This way our debt is paid off by a set deadline and we can watch our debt go away forever!? I had orignally asked for $20,000 to combine everything I owe into one loan, but under Prosper's recommendation I am only asking for $3,000.? This will allow me to pay off the things with the highest interest and then maybe work the other things onto Prosper later.? I love the idea of Prosper and peer to peer lending.? I would much rather be paying someone who is giving me a helping hand then paying a bank who is just in it to get as much money as possible.

My financial situation:
My family has had some bumps in the past, but has recovered.? I got a substantial raise early this year and my husband will be moved up to a management position at his job within the next 30 days.? We also now own our own home and want to be on stable financial ground.? One payment for all our debt would allow that.? We have never *not* paid something.? I take my debt and bills very seriously.? I want a stable life for my family and financial stability would be a major part of that.?

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 100
??Car expenses: $300
??Utilities: $?75
??Phone, cable, internet: $50
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $?400 (This loan payment would 1/2 the credit card payment.? So I wouldn't be paying $400 to the credit cards and still need to?put money towards Prosper loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.85%	Starting borrower rate/APR:	11.85% / 13.98%	Starting monthly payment:	$331.43

Auction yield range:	4.20% - 10.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1987	Debt/Income ratio:	24%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$47,567	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jsowoodproducts	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business debt consolidation
Purpose of loan:My company is trying to term out credit card debt and get it off the revoloving credit category in order to improve my credit rating and negotiate a better rate on my home mortgage and eliminate the ability to charge new amounts so that we can get these cards paid off! We have had them for 9 years and just want to get them paid off and closed.

My financial situation:My 15 year-old business will ultimately be paying for this loan, since it will be used to pay credit card debt incurred by the business that is in my name. My business averages $500,000 in income each year. We are paying $1,000/month (documentable 9 year history) on these two credit cards and will easily be able to make the payment on?this loan, improve our cash flow and get these cards paid off and closed!

Monthly net income: $ 7,500 (business $40,000-$50,000)

Monthly expenses: $?5,000?
Housing: $ 2500??
Insurance: $?250??
Car expenses: $ Business pays??
Utilities: $ 200??
Phone, cable, internet: $ 200??
Food, entertainment: $ 250??
Clothing, household expenses $?250???
Credit cards and other loans: $
Business pays?75% credit card debt as it is actually business debt, not personal = $500??
Other expenses: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1998	Debt/Income ratio:	30%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,049	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	abundant-loot0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2010
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437113
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.98%	Starting monthly payment:	$49.03

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$9,473	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Hopeful954	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a high APR Credit Card
Purpose of loan:
This loan will be used to pay off a credit card that I am carrying a balance on that is going from an intro rate of 3% to 29% shortly.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,346.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.47%	Starting borrower rate/APR:	27.47% / 29.81%	Starting monthly payment:	$424.99

Auction yield range:	11.20% - 26.47%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	81%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$46,567	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	felicity-genius	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Beat Cancer-Now On To Bills...
Purpose of loan: Pay off hospital bills from 4-years of cancer treatments
I am a happy, now-healthy, marathon running (see attached picture with my mom), cancer survivor. This loan will be used to consolidate the debt I have accumulated from costs associated with my treatment that were above what my insurance covered. Four years of treatment have been pretty pricey, especially considering I am only four years out of college. I had to put $19,543.21 on two high interest credit cards at a rate of 28.99% - which is also screwing up my credit!

My financial situation:Way better than it seems
I have had the same job since college. The quality of my work has kept me employed even though I have had to take a few periods of part-time pay due to my treatment. Since July, when I entered remission, I have been able to consistently work full time and my W-2's will reflect a much different (higher salary) year this year than the last three! Going forward it's onward and upward! ??

Monthly net income: $ 3100

Monthly expenses: $ 2500 (this includes this high interest cc that I would be consolidating with my prosper loan).
??Housing: $ 1000
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ included in housing
??Phone, cable, internet: $ included in housing
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: OTHER than this hospital CC $ 400 (includes student loan at a rate of 3.75%)
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$178.39

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	36%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	16y 5m
Amount delinquent:	$0	Revolving credit balance:	$24,386	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	dadobank	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards whose interest have recently been raised by the credit companies.
My financial situation:
I am a good candidate for this loan because I intend on actually lowering my monthly payments by paying off high interest credit cards and consolidating them into just one loan. I have a great credit history and I been employed with the same company for over 16 years. Feel free to send me any questions regarding my listing.

Current financial situation:

Income: $3,000

Expenses: $2,395

Mortgage: $1,300
Auto Insurance: $95
Utilities: $200
Credit Cards: $600
Other Expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	33.24%	Starting borrower rate/APR:	34.24% / 38.37%	Starting monthly payment:	$44.81

Auction yield range:	17.20% - 33.24%	Estimated loss impact:	19.96%
Lender servicing fee:	1.00%	Estimated return:	13.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1981	Debt/Income ratio:	7%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	2y 4m
Amount delinquent:	$1,887	Revolving credit balance:	$0	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	epic-bid	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto repairs
Purpose of loan:
This loan will be used to? repairs on auto

My financial situation:
I am a good candidate for this loan because? I am good standing on all debits

Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 425
??Insurance: $ 75
??Car expenses: $
??Utilities: $ 25
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $
??Credit cards and other loans: $ 50
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$290.02

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1974	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	9	Length of status:	13y 1m
Amount delinquent:	$0	Revolving credit balance:	$825	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nickel-point	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Sign - 12 yrs in business
Purpose of loan:
This loan will be used to??put up a new?business?sign for a small?family?seafood restaurant that has been in business for over 12 years.

My financial situation:
I am a good candidate for this loan because? business is?still pretty decent in this?tough economy?and hopefully will?pick?back up again?after new sign is fixed.
The mediocre credit rating was from a?previous business that did not do well?over 12 years ago, however - everything has been paid off.? I have never had to?use my credit for anything so never looked into fixing it.? As you can see - there is only one negative item on my report and $0.00 is owed.

Personal monthly net income: $ 3,500

Personal monthly expenses: $
??Housing: $ 1,200
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 85
??Phone, cable, internet: $
??Food, entertainment: $ 0
??Clothing, household expenses $ 35.00
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.08%	Starting borrower rate/APR:	22.08% / 24.35%	Starting monthly payment:	$286.74

Auction yield range:	8.20% - 21.08%	Estimated loss impact:	7.00%
Lender servicing fee:	1.00%	Estimated return:	14.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	81%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$88,345	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	growing-sales2	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Refinancing from business startup
Purpose of loan:
This loan will be used as a first step in refinancing credit card debt incurred during the business start up of Impulse Creations. The business has been profitable for several years but interest on credit cards is limiting growth. This initial loan is the first to prove myself here on Prosper and other loans will follow until all debt has been refinanced.

My financial situation:
I am a good candidate for this loan because I pay both all business and personal debts on time with no exceptions. I have no late payments of any kind. This business debt on personal cards gives me a high debt to income ratio but the debt is actually a business expense and is paid for with business funds which are far more than sufficient. Once business debt on personal cards is removed from the equation, the debt to income ratio is excellent and would greatly improve the Prosper rating.

I have no problem meeting current or future obligations and take those obligations seriously. Creditors and my customers come first before anything else. In addition, this loan will not incur any new debt since it will be used exclusively to pay off old debt.

Monthly net income: $ 4335.00

Monthly expenses: $ 2470.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1999	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	22 / 21	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$96,964	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	burgeoning-compassion	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay of Credit Cards
Purpose of loan:
This loan will be used to?
consolidate my credit cards
My financial situation:
I am a good candidate for this loan because?
I have a steady income I just need to put it in one payment.
Monthly net income: $
2000
Monthly expenses: $
??Housing: $ 600
??Insurance: $ 52
??Car expenses: $ 0
??Utilities: $ 86
??Phone, cable, internet: $ 100
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $?350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.95%	Starting borrower rate/APR:	21.95% / 24.21%	Starting monthly payment:	$190.82

Auction yield range:	8.20% - 20.95%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$50	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nycCF	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and margin
Purpose of loan:
This loan will be used to pay off credit card and margin debt.

My financial situation:
I am a good candidate for this loan because?I have never had a single late payment in my credit history and I have always paid more than the minimum amount due on credit cards.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1995	Debt/Income ratio:	15%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	turbine160	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-679 (Oct-2009) 640-659 (Sep-2008)
Principal balance:	$1,817.01	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Remodel Bedroom
Purpose of loan:
This loan will be used to? Remodel spare bedroom for my husband who is handicapped.The carpet in his room needs to be replaced with a tile floor and the doorway needs to be bigger to accommodate his wheelchair.

My financial situation:
I am a good candidate for this loan because? I have a current prosper loan which I have not been late on any payments.I budget my money and pay my bills on time.I had some history of late payments related to large amount of medical bills because my husband was ill.We had to file bankruptcy due to the large amount of medical bills.He has since established good insurance and I am able to pay the bills on time.My approximate monthly bills averages around $1100.00 per month.So I will be able to afford to make a payment on a loan.

Monthly net income: $ $2500

Monthly expenses: $
??Housing: $ 421
??Insurance: $ 90
??Car expenses: $ 80
??Utilities: $ 100
??Phone, cable, internet: $ 90
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 113
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1992	Debt/Income ratio:	42%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	14 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,667	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	statuesque-gain	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? consolidate of high interest rate credit cards.

My financial situation:
I am a good candidate for this loan because? I am trying to set a goal of being debt free from all revolving financial debt within the next 5 years and this loan is the final step to this process.? I pay all my obligations on time every month. Over the 10 years I have never been late on any of my financial obligiations.

Monthly net income: $ 4,905.00

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 200.00
??Car expenses: $ 700.00????
??Utilities: $ 200.00????
??Phone, cable, internet: $ 150.00????
??Food, entertainment: $ 300.00
??Clothing, household expenses $250.00
??Credit cards and other loans: $ 1,100.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	50%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	52	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$39,013	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	lightning5	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card!!
Purpose of loan:
This loan will be used to? pay off current credit card debt. My goal is to be debt-free as quickly as possible.

My financial situation:
I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan.

Monthly expenses: $?1400
??Housing: $ 700
??Insurance: $ 50
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$329.45

Auction yield range:	14.20% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1988	Debt/Income ratio:	22%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$36,934	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dinero-fort6	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Get ahead of credit card bills. even the $7,500 will allow me to decrease my bills enough to catch up and to also pay back this loan.

My financial situation:
I am a good candidate for this loan because? I can pay this back but my credit cards have increased the monthly payments unexpectedly. I am making steady income and hae even been promised an 8% increase for next year.

Monthly net income: $ 4,040

Monthly expenses: $
??Housing: $ 800
??Insurance: $ 0
??Car expenses-Trasportation: $ 110??
??Utilities: $ 118????
??Phone, cable, internet: $ 250?
??Food, entertainment: $ 400
??Clothing, household expenses $ 100?
??Credit cards and other loans: $ 1,249
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.58%	Starting borrower rate/APR:	25.58% / 27.89%	Starting monthly payment:	$400.67

Auction yield range:	8.20% - 24.58%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1991	Debt/Income ratio:	15%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	16y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,708	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	best-stable-fairness	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Water damage to rental property
Purpose of loan:
This loan will be used to fix water damage to rental property

My financial situation:
I am a good candidate for this loan because
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$130.66

Auction yield range:	17.20% - 31.00%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1988	Debt/Income ratio:	52%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	10y 2m
Amount delinquent:	$1,360	Revolving credit balance:	$23,754	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	genuine-euro6	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payin off high interest credit card
Purpose of loan:
This loan will be used to? lower our monthly budget and help us out tremendously.

My financial situation:
I am a good candidate for this loan because?
I make all my payments on time
Monthly net income: $

Monthly expenses: $
??Housing: $ 680
??Insurance: $ car 150
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$334.75

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1988	Debt/Income ratio:	51%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	23	Length of status:	14y 10m
Amount delinquent:	$579	Revolving credit balance:	$25,607	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	credit-boss1	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1983	Debt/Income ratio:	7%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$442	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bill-accord	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff personal debt
Purpose of loan:
This loan will be used to?payoff personal debt/dental bills

My financial situation:
I am a good candidate for this loan because?I have always had credit in the high 700's.?? I was unemployed for an extended time in 08, and while I made payments for most of that time, fell behind in the last months of unemployment.?? My credit has suffered and while I wait for my mortgage company to do a modification for the unemployment period, it is very high interest I am willing to pay.?? I am not at risk of being unemployed again in the foreseeable future.?? I work hard and make good money.?

Monthly net income: $ gross 6933, net $5503 plus overtime

Monthly expenses: $
??Housing: $ 1781
??Insurance: $?700
??Car expenses: $?350
??Utilities: $?300
??Phone, cable, internet: $?300
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 20
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$130.67

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1981	Debt/Income ratio:	30%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	10y 8m
Amount delinquent:	$0	Revolving credit balance:	$34,949	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sldshop	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Investment
Purpose of loan:
The Purpose of this loan is to purchase an Overiding Royalty Interest in 14 operating gas wells. This is the second time I tried for a loan to purchase this asset...The first loan was for 66% of the purchase price. This time it is for 20% of the price. The asset has already been purchased and this loan will just bring my cash position back up?to where I have my minimums set.
My financial situation:
I am good for this loan because the income from the ORRI will cover the payment on the loan. The loan is for about 20% of the purchase price of the interest.
This investment is to diversify our retirement out of just the stock market so 2008 does not happen to us again.

Monthly net income: $? 2600 after insurance and 401K contributions

Monthly expenses: $
??Housing: $ 0?In the listing above?it states that?my is not paid for but I?assure you that it is....
??Insurance: $ 100
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	13.20% / 15.35%	Starting monthly payment:	$506.86

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1988	Debt/Income ratio:	30%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	21 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	74	Length of status:	22y 2m
Amount delinquent:	$0	Revolving credit balance:	$26,907	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	top-prudent-liberty	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BACK ON TRACK
Purpose of loan:
This loan will be used to consolidate unsecured debt.?

My financial situation:
I am a good candidate for this loan because I value my credit and my history will demonstrate that.? Recently helped family member with health and financial issues relying too much on credit and as a result need to consolidate to get back on track?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	19.20% / 21.43%	Starting monthly payment:	$330.81

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	31%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,004	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	commitment-cluster	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying of medical , credit cards
Purpose of loan: to pay off much needed service and some I?situation:
I am a good candidate for this loan because? I plan to pay off my medical debts and have a little more medical work done on me and pay off my card credtors or pay them down
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$92.91

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	19%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	6	Length of status:	22y 6m
Amount delinquent:	$0	Revolving credit balance:	$500	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	charming-diversification9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fix up exisitng van
Purpose of loan:
This loan will be used to fix up my van so I can continue to volunteer my services in my community. ?

My financial situation:
I am a good candidate for this loan because I have a credit line onpen at my credit union which I pay on faithfully every month. I also try to continue to keep the line of credit open to help with my credit score. I am also in the process of selling my 74 Dodge Dart (currently listed on craigslist - San Francisco Bay Area) and it is listed at $2K

Monthly net income: $ 920.00

Monthly expenses: $430.00
??Housing: $ 219
??Insurance: $63?
??Car expenses: $ wear and tear
??Utilities: $15
??Phone, cable, internet: $ 23
??Food, entertainment: $200
??Clothing, household expenses $35
??Credit cards and other loans: $55
??Other expenses: $I live very frugally.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$206.82

Auction yield range:	8.20% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1984	Debt/Income ratio:	68%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 7m
Amount delinquent:	$0	Revolving credit balance:	$118,206	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	motivator6	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Home Improvement"
Purpose of loan:
This loan will be used to?
Home Improvement (build a fence and update my house for re-sale purpose)

My financial situation:
I am a good candidate for this loan because?
?I have lots of credit and have never been late on anything. I have been on my job for 25 years, lived in my home for 12 years so I definitely show stability. I work at a bank, along with having rent houses, and I buy and?sale property as I can for additional income. I am short on cash at the moment due to paying out over $17000.00 in the month of November, paying the IRS and, property taxes.?
Monthly net income: $
$7000.00
Monthly expenses: $?4700.00
using: $ 862.00
??Insurance: $ 65.00
??Car expenses: $ 425.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $?600.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 2000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$171.86

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2002	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	1y 4m
Amount delinquent:	$2,713	Revolving credit balance:	$3,488	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	autorestorer	Borrower's state:	Connecticut	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,850.00	< mo. late:	0 ( 0% )	620-639 (Jan-2008) 640-659 (Mar-2007) 640-659 (Feb-2007)
Principal balance:	$237.76	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
NEED TO PURCHASE EQUIPMENT
HELLO,?????????????
??I would like to start by saying thank you for looking at my loan request, The 1st loan I recieved through my friends at prosper went a long way in helping me reach my goal of building and opening my restoration shop, I have also added a antique vehicle hauling buss to help my dream along (see picture) I opened restoration shop fulltime in 2008 its going well but I really need?a vehicle lift and a few spcialized tools, That is what this new loan is for .? I will be glad to answer all questions?? Thank you in advance

Monthly Expenses??????????????????????????????????? Monthly Income??????????????????? $2400.00
House mortgage? $709.00????????????????????????????? Total expenses?????????????? -??? $1649.00
Electric/heating???$150.00??????????????????????????????????????? left over???????????????????? $? 751.00
?Phone/internet?? ?$? 50.00?????????????????????????????????????? (to pay prosper loan)
Car insurance??????$? 80.00
(2) credit cards??? $? 60.00
Food/misc/spending?? $600.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	33.50%	Starting borrower rate/APR:	34.50% / 36.95%	Starting monthly payment:	$134.86

Auction yield range:	11.20% - 33.50%	Estimated loss impact:	10.85%
Lender servicing fee:	1.00%	Estimated return:	22.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,730	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	awesome-contract5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying back my family
Purpose of loan:
I am looking for a way to pay back my grandfather who loaned money to me and now needs the money himself.? I don't want to be a burden and he needs the money now (can't wait for payments, he has to go into a nursing home and needs the money).? This would allow me to pay him back and make payments to pay it back.

My financial situation:
I am a hard worker.? Most of this year I worked 3 jobs at the same time in order to make sure my obligations are met and my family has what it needs.? Going to college while taking care of my family was hard and is what led to this debt.? I now work full time and my wife works full time.? I always pay my bills no matter what and you can rest assured?this will be paid in full.?

Monthly net income: $5,000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 25
??Car expenses: $ 0 Truck?is paid for?
??Utilities: $ 50
??Phone, cable, internet: $50
??Food, entertainment: $?400
??Clothing, household expenses $100
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1983	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$467	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Homeownership:	No
Inquiries last 6m:	0
Screen name:	interest-dragster	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repair and misc. bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1987	Debt/Income ratio:	13%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	18y 1m
Amount delinquent:	$426	Revolving credit balance:	$5,283	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jobliner	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?pay off crdit cards and some other small bills?

My financial situation:
I am a good candidate for this loan because?my debt ratio is low and I have a good, stable job history with a good monthly income?

Monthly net income: $ 4500

Monthly expenses: $ 1800
??Housing: $ 0????
??Insurance: $ 600
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.85%	Starting borrower rate/APR:	11.85% / 13.98%	Starting monthly payment:	$331.43

Auction yield range:	4.20% - 10.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1984	Debt/Income ratio:	10%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,824	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fund-zebra2	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off credit cards and close card accounts. I am looking to consolidate to one monthly payment.

My financial situation:
I am a good candidate for this loan because??history of?of on time payments to cards. If needed, I will provide court and legal documentation to pending?"judgement" removal to credit history. All bureaus reporting 700+ credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$309.47

Auction yield range:	8.20% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,520	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	listing-molecule	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opening Home Based Business
Purpose of loan:
This loan will be used to open up a home based business that I have been researching for some time. I expect to generate a good sum of money from this venture as I have been networking with individuals that have a great deal of experience within this industry sector.

My financial situation:
I am a good candidate for this loan because I have an excellent credit score and am very timely with getting all of my financial obligations/bills paid. I would like a 45 - 60 day period after being accepted for the loan?before having to make monthly payments, but will certainly be able to make payments of $300 - $350 per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437311
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$126.53

Auction yield range:	4.20% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	10y 2m
Amount delinquent:	$0	Revolving credit balance:	$12,293	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Gsmcellz	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Invest in Prosper
Purpose of loan:
This loan will be used to? Invest on Prosper , and at the same time help people in Need :)

My financial situation:
I am a good candidate for this loan because? It will be an automated payment deducted from my checking account.

No Late payment , No delinquencies.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$113.03

Auction yield range:	17.20% - 20.00%	Estimated loss impact:	26.13%
Lender servicing fee:	1.00%	Estimated return:	-6.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1981	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	28y 6m
Amount delinquent:	$3,834	Revolving credit balance:	$80,967	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	102%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	influential-peace5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payingg of some credit debt
Purpose of loan: to bring some credit card bills current,
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have never ever been late on my payments before, until june when I was out of work with stage II Breast cancer, I am now clear, and ready get back on tract, all medical bills are now paid

Monthly net income: $ 1,500.00

Monthly expenses: $ 500.00
??Housing: $ paid by husband
??Insurance: $ 480.00 year
??Car expenses: $ 376,00
??Utilities: $ paid by husband
??Phone, cable, internet: $ paid by husband
??Food, entertainment: $ 50.00
??Clothing, household expenses $
??Credit cards and other loans: $ paid by husband other than pennys 200.00
??Other expenses: $ -0-
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437329
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,720	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	blue-charming-return	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helpful loan = successful business
Purpose of loan:
This loan will be used to become a co-owner of a business and invest in the business.

My financial situation:
I am a good candidate for this loan because with the investment made, the loan will be paid off in a timely manner as well as my debts are always paid in full before due date.

Monthly net income: $ 3,500 or more currently.

Monthly expenses: $ 2,000 or less currently.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	17.20% - 30.34%	Estimated loss impact:	19.78%
Lender servicing fee:	1.00%	Estimated return:	10.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	20	Length of status:	14y 11m
Amount delinquent:	$1,399	Revolving credit balance:	$270	Occupation:	Other
Public records last 12m / 10y:	0/ 6	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	webuyhosts	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	740-759 (Oct-2009) 660-679 (Jul-2009) 640-659 (Apr-2009) 640-659 (Jan-2008)
Principal balance:	$2,283.06	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Buying 1.6 acres with school house
Iam upset, this is my 3rd loan and i didnt change any settings since i signup , this will be my 3rd loan, iam self employed and they had me listed as full time which i am self employeed full time. Today after this loan funded prosper emailed me and said they needed w-2 , i do have a w-2 but i take out a small amount and take the rest in dividends every month, they said they cant accept that , they canceled my listing. I hope we can still fund this, thank you for looking

This is our 3rd loan total with prosper .. Purpose of loan: We are buying 1.6 acres of land? and it comes with a 1903 school house. Our future plans is to rebuild the school house from the ground up , we will pay an architect?to make new floor plans for rebuilding the school house from the ground up. This is a 10 year project for us, but we really have the passion to own this peice of land and have the floor plans redone before this old school house crumbles. I have had loans and have an active one now with prosper and always have paid them off? and payed on time. If you have any questions please reply to me , we look forward to getting this loan.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437341
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.20% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1993	Debt/Income ratio:	24%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$24,398	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exact-funds3	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off current credit card debt.? My vehicle only has one year left and it will be paid off. My goal is to be debt-free as quickly as possible.

My financial situation:I am a good candidate for this loan because while I am able to currently pay my credit cards, I am not making a big enough dent in the actual balances to really make a difference. Using Propser.com, I will be able to pay these down more quickly.? Now that I am in a great job making good money my intention is to pay quite a bit more than the minimum every month. It is unlikely it will take me the full balance of time to pay off this loan.

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $?700
??Insurance: $ 60
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 45
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	36.00% / 38.47%	Starting monthly payment:	$114.51

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1992	Debt/Income ratio:	10%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Retired
Now delinquent:	1	Total credit lines:	34	Length of status:	4y 7m
Amount delinquent:	$1,903	Revolving credit balance:	$9,251	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	88%
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	agreement-gatherer	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new bathroom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I am capable of a monthly payment
Monthly net income: $
$3893
Monthly expenses: $
1104 with taxes??Housing: $
??26Insurance: $
??0Car expenses: $
??100Utilities: $
??110Phone, cable, internet: $?
??350Food, entertainment: $
?100?Clothing, household expenses $
??75Credit cards and other loans: $
??75Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.46%	Starting borrower rate/APR:	9.46% / 9.80%	Starting monthly payment:	$48.02

Auction yield range:	3.20% - 8.46%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Oct-1997	Debt/Income ratio:	17%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,522	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	allmostdone	Borrower's state:	California	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (Jan-2008) 580-599 (Nov-2007) 460-479 (Dec-2006) 460-479 (Dec-2006)
Principal balance:	$241.02	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Need that floor!
Purpose of loan:
Here is my explanation for needing a loan.
One year ago I bought a bank owned home. It needed some much needed TLC. I have fixed things as I went with the money I could afford. In May I found out I had a brain tumor and had to have major surgery to have it removed.

In the mean time my floors are still concrete. I am asking for a loan to put carpet in the living room and hallway. I will forgo the bedrooms until a later time. I have 3 small grandchildren whom I am afraid will fall hurt themselves on the floor not to mention it is very cold.

I have had one other Proposer loan that will be paid off January 2010. I the three years of having that loan I was never late nor did I ever miss a payment.

My financial situation:
I will have no problem paying the monthly payment. Here is my monthly bills:

Mortgage:????$800.00
Monthly :???????$300.00
Credit:????????$200.00
Food:??????????$400.00
Gas:????????????$80.00
Total????????????$1780.00

I gross $2500.00 a month

I am not a risk, I am an investment!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1993	Debt/Income ratio:	17%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	4y 7m
Amount delinquent:	$80	Revolving credit balance:	$0	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dedication-neptune	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
start -> www.houseObounce.com
Purpose of loan: Start-up

My financial situation: Excellent.?

Below is the website and documentation to support this loan request.?

http://www.houseobounce.com/

Click links below for information:
business plan
sales projections
expenses

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 364800
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	28.90%	Starting borrower rate/APR:	29.90% / 32.28%	Starting monthly payment:	$339.17

Auction yield range:	17.20% - 28.90%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-2006	Debt/Income ratio:	21%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,475	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	xxxggg31	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidation
Purpose of loan:
This loan will be used to?consolidate current payments
My financial situation:
I am a good candidate for this loan because? I consistently make payments on time and i don't have many different financial obligations.

Monthly net income: $ 1500
Monthly expenses: $
??Housing: $ 0.00 live with parents
??Insurance: $ 800 for the year
??Car expenses: own
??Utilities: $ 0.00
??Phone, cable, internet: $ 130
??Food, entertainment: $ 0.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 4000
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 428958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$326.28

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2001	Debt/Income ratio:	7%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	10y 9m
Amount delinquent:	$4,098	Revolving credit balance:	$1,340	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	9
Screen name:	aggresive-power	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Downpayment on a house
Purpose of loan:
This loan will be used to? Downpayment on a house(first time buyer)

My financial situation:
I am a good candidate for this loan because? After reviewing my credit report, you'll determine I'm a responsible & disciplined individual in terms of finances.

Monthly net income: $ 3900+

Monthly expenses: $ 1600 all together(housing, food etc)
??Housing: $ 1000
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.95%	Starting borrower rate/APR:	9.95% / 10.29%	Starting monthly payment:	$128.97

Auction yield range:	3.20% - 8.95%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-819 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$5,778	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	fairness-farm9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off high int. credit cards
Purpose of loan: Because of two hip replacements due to displaygia I had to use credit cards in my limited real estate business to pay bills and settle taxes.? All of my credit cards were for fixed rates at under 8%. Now, the banks have raised these rates for those of us who paid for years? to pay for those who diefaulted on their obligations. I? want to get out of this stranglehold by these horrid entities and free myself up to be able to breath again and trust lenders to make good on their word.

This loan will be used to? pay off creditors

My financial situation:
I am a good candidate for this loan because? My credit rating is well over 700 and I have an excellent payment history.? I detest debt, but I rould rather be indebted to prosper lenders than the people who got this country in the mess it's in in the first place.? I see this as a win-win situation for both lenders and borrowers.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2005	Debt/Income ratio:	21%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$500	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	competent-loyalty	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate two credit cards into a single monthly payment. This is going to give me a better ability to pay ahead (one loan versus two). I am following the Dave Ramsey method of debt payoff, which has been a tremendous help to me so far. Now, I'm looking to increase my ability to pay down my debt even more. This consolidation loan would allow me to do that.

My financial situation:
I am a good candidate for this loan because I am a responsible person. I understand the value of money, because I work hard for it everyday. I have never missed a loan or credit card payment, and will not miss payments on this loan either. I currently have $475 in surplus cash each month which I will use to help pay down this loan at?a fast rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435850
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$561.29

Auction yield range:	17.20% - 22.00%	Estimated loss impact:	26.25%
Lender servicing fee:	1.00%	Estimated return:	-4.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-2007	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Stated income:	Not employed
Amount delinquent:	$0	Revolving credit balance:	$1,475
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	organized-community	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
College Expense
Purpose of loan:
Pay for my living;Rent, books, gas, food

My financial situation:
I am a good candidate for this loan because. I am currently unemployed(actively looking),trying to finish up my AA degree in Business Management within the next year.

Monthly net income: $ 250

Monthly expenses:$1,000
??Housing: $ 500
??Insurance: $
??Car expenses: $ 100
??Utilities: $ 50
??Phone, cable, internet: $ 25
??Food, entertainment: $ 250
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1989	Debt/Income ratio:	40%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,011	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wiseinvesting	Borrower's state:	Maryland	Borrower's group:	Future Innovations
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$9,990.00	< mo. late:	0 ( 0% )	640-659 (Oct-2007)
Principal balance:	$3,694.78	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
2nd Prosper Loan...Good Candidate

Good day, I appreciate your consideration of my loan request.? I am not sure why I have been classified as "E", as my credit score has increased since my first Prosper loan, and I was a "C" at that time.
I have lowered the amount of loan requested in order to increase the chances of the loan being funded.? Currently, I work as an independent contractor for the Federal Government, driving for a limousine service which transports Congressmen, Senators and other Government officials around Washington, DC. I am a very trustworthy and honest person with security clearance and have been with this company for?over 4?years.

Purpose of Loan:

I currently have a Prosper loan, and I am so grateful to all the wonderful people who had faith in me and made that happen.? As you can see, I am current and have never had a late or missed payment.? I have 10 payments left on this loan, and hope to pay it off sooner than that.

If I am fortunate to be granted a second loan through Prosper, I would use the money for?a few?things.??I have approximately $3,000 in credit card debt that I would like to pay off.??I would also like to pay off the first Prosper loan if I am able to get the second loan at a lower interest rate.? Also, I am planning on taking the family on a trip to Europe this summer.??

This is not a loan out of necessity....I am relatively debt free and have few expenses. I?live in?my daughter's in-law suite in her home and do not have to pay rent, nor do I have any other living expenses such as utilities, however, I do help out with groceries and other small expenses.

Total Amount Requested: $9000
Monthly Net Income: I earn an average of $3,500/mo. net from my job as a diplomatic chauffeur, not including overtime.

Monthly Expenses BEFORE 2nd Prosper Loan: $1,492
Housing: $ 0
Insurance: $ 110
Car expenses: $ 200
Prosper loan: $382
Food, entertainment: $ 300
Clothing, household expenses $ 100
Credit cards and other loans: $ 150
Other expenses: $ 250?

As you can see, I will have?$2,001 left from my salary after payment of my Prosper loan.

I have good credit and take my obligations very seriously.? I pride myself on always making my payments on time & will continue to do so with this Prosper loan. I have a very clean credit history with NO Delinquencies in the past seven years. Improving my?credit score is extremely important to me. I can reassure lenders that their investment in me is very safe. The repayment of my Prosper loan will be the 1st priority each month, with payments automatically withdrawn from my bank account. I promise to make all my payments on time & never default on this loan. Thank you again for considering my loan request!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436650
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	8	Total credit lines:	31	Length of status:	8y 11m
Amount delinquent:	$3,062	Revolving credit balance:	$317	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0
Screen name:	shrewd-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
septic/water/remodeling
Purpose of loan:
This loan will be used to? put in a septic tank and add water and also to do some remodeling on the inside.

My financial situation:
I am a good candidate for this loan because? I will pay it back in good term or even early. I just need to get the work done . I have been saving and doing some as I go but now just need to get it over with.

Monthly net income: $
2000.00
Monthly expenses: $
??Housing: $
??Insurance: $ 155.00
??Car expenses: $ 0.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 300.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$543.79

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	23 / 20	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	61	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$223,971	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	sparkling-contract2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds needed for late sons expenses
Purpose of loan:
The loan will help me cover expenses I have incurred from my 32 year old sons tragic death.

My financial situation:
My stable job, income and bonuses will supply for your full repayment, plus interest.

Monthly net income: $ 2847.25

Monthly expenses: $
??Housing: $ 4583.42
??Insurance: $ Included with car expenses
??Car expenses: $ 1000
??Utilities: $ 300
??Phone, cable, internet: $ 290
??Food, entertainment: $ 450
??Clothing, household expenses $ 315
??Credit cards and other loans: $ 1214.33
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436718
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2002	Debt/Income ratio:	4%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$62	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	9
Screen name:	finance-pal8	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need short-term loan for new apt.
Purpose of loan:
This loan will be used to help me move at the end of the month. My lease it up at the end of the month and I'm looking to find an apartment a little closer to my job and put down a deposit as soon as I can.

My financial situation:
I am a good candidate for this loan because I've been at the same job since 2002 and I'll be able to repay the loan by February 2010 at the latest.

Monthly net income: $ 2350

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 0
??Car expenses: $0
??Utilities: $ 0
??Phone, cable, internet: $130
??Food, entertainment: $ 60
??Clothing, household expenses $ 50
??Credit cards and other loans: $70
??Other expenses: $ 80 (commuting)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$222.98

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1980	Debt/Income ratio:	24%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Part-time employee
Now delinquent:	2	Total credit lines:	27	Length of status:	0y 5m
Amount delinquent:	$4,898	Revolving credit balance:	$28,009	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	brilliance348	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Will Contest
Purpose of loan:
This loan will be used to? to finance a will contest for my wife.? Her father died, leaving everything to a "caretaker", estate worth about 700,000.

My financial situation:
I am a good candidate for this loan because have always paid my bills for over 40 plus years.? I own property, rental income in Colorado, and plan to sell that property after the first of the year to pay off all my debts, have equity of about 75000 in it.? Purchased a new home in Las Vegas, two years ago, put $100,000 down in cash, and due to Las Vegas housing market dropping 50% in value, has impacted our financial situation and credit scores.? Currently, just got a loan modification approved on the retirement home we live in. Although my credit report shows I'm delinquent, on loan payments this has since be brought current.
We have never missed a mortgage payment in over 40 years, at the advice of a loan modification attorney, he recommended that we miss 2 payments to have a chance at getting a loan modification, thus the reason we have that on our record, but will be?corrected this month.

Monthly net income: $4600

Monthly expenses: $
??Housing: $ 2050 (own a condo in Colorado, rental income 1295, mortgage 970 fees 80 per month)
??Insurance: $ 40
??Car expenses: $ 150
??Utilities: $ 150
??Phone, cable, internet: $?200
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 600
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,800.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$248.76

Auction yield range:	8.20% - 8.20%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	0.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2003	Debt/Income ratio:	17%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,635	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	generous-commerce8	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off CC
Purpose of loan:
This loan will be used to cosolidate some debt.

My financial situation:
I am a good candidate for this loan because?I?always?make my payments on time and usually pay off loans early.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436760
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,765	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	priceless-deal	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating My Credit Cards
Purpose of loan:
This loan will be used to consolidate my credit cards into a single payment, so that I can finally get rid of them once and for all.?

My financial situation:
I am a good candidate for this loan because I have a full time job with?ATK a leading supplier of law enforcement and sporting ammunition, as well as a leader in sport shooting accessories and reloading supplies. It is expanding from its roots in aerospace to become a major supplier of composite technologies for the nuclear power industry and alternative energy.

On a personal level I always make a point to pay on my debts on time, even though I have dropped the ball a few times and paid late I always made a payment to make up for the late payment.

Monthly net income: $ 2,219.00

Monthly expenses: $ 1,125??
Housing: $ 320??
Insurance: $ 107??
Car expenses: $ 150??
Utilities: $ 104??
Phone, cable, internet: $ 60??
Food, entertainment: $ 200??
Clothing, household expenses $ 60???
Credit cards and other loans: $ 124??
Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436772
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1997	Debt/Income ratio:	18%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$730	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	foxy-bill	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
son is a student ambassador
Purpose of loan:
This loan will be used to?
my son has been choosen to be a student ambassdor for the people to people?program they will ?be going to europe in june of 2010 the cost is 7,200 i can come up with?half of the money to pay for this trip? ????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436784
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,350.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	26.00%	Starting borrower rate/APR:	27.00% / 29.33%	Starting monthly payment:	$340.89

Auction yield range:	17.20% - 26.00%	Estimated loss impact:	36.00%
Lender servicing fee:	1.00%	Estimated return:	-10.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	5%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	5	Total credit lines:	50	Length of status:	10y 0m
Amount delinquent:	$7,153	Revolving credit balance:	$1,358	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$100,000+
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	perrysmm	Borrower's state:	Ohio	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 89% )	660-679 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	3 ( 11% )	620-639 (Jul-2009) 620-639 (Aug-2007) 600-619 (Jun-2007) 600-619 (Mar-2007)
Principal balance:	$1,119.69	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Mom of 3 needs help
Purpose of loan:
Please help me as I am trying to consolidate my debts as I am going thru a seperation with my husband.? My kids are 13, 8 and 6 and I am a Project Manager/Accountant who has been employed for over 10 years.? I would appreciate your help even though my credit is not in the 700+, I pay my bills ontime and my score is low due to identity theft.? Someone took out credit cards in my name (4 of them) and I am still in the process of negotiating these obligations that they are making me assume.? Its a very frustrating situation for me and so if not for this, my credit would be over 720 just like my husbands.?

Please help me out !!!

My financial situation:
I am a good candidate for this loan because I have an excellent history with Prosper and would again opt to have my payments auto-deducted from my checking to ensure compliance

Monthly net income: $ 8000

Monthly expenses: $ $6000
??Housing: $ 2500
??Insurance: $ 200????
??Car expenses: $ 0
??Utilities: $ 450????
??Phone, cable, internet: $?200
??Food, entertainment: $ 700
??Clothing, household expenses $ 400
Credit cards and other loans: $225
??Other expenses: $ 900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436790
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1989	Debt/Income ratio:	30%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	0y 3m
Amount delinquent:	$272	Revolving credit balance:	$22,458	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	elevated-economy	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay of bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436796
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$169.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	12%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,978	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	happychick981	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 680-699 (Jul-2008)
Principal balance:	$4,245.37	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off medical bills
Purpose of loan:
This loan will be used to pay off my medical bills from various doctors regarding a surgery I had a couple months ago

My financial situation:
I am a good candidate for this loan because I have a lot of work coming up, and I can pay this small loan off in a couple of months, I just don't have enough funds this month due to the holidays

Monthly net income: $ 8000

Monthly expenses: $ 5000
??Housing: $ 1450
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436802
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$280.40

Auction yield range:	11.20% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$355	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$0
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Millmanator	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Feb-2008) 680-699 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Study Abroad Opportunity
Purpose of loan:
? I am senior at the Ohio State University and am on track to graduate in June of next year.? I am also contracted and enrolled in ROTC and will be commissioned upon graduation.? The military pays for my regular classes as well as providing additional income in the form of the GI bill and other stipends and pay.? All of the below payments will last until the end of the school year.? I need this loan because I haven't yet been able to study abroad, and have an opportunity to do so in the Spring.? The payment is due in full at the beginning of Winter quarter, and while I will have enough by the end of the school year, the payments are spread out.? I anticipate paying off this loan before I graduate, but it will ensure I don't have any issues with studying abroad.? Because of the military I have no issues with employment after graduation.

My financial situation:

Monthly net income: $ 2354 ( I will also receive a financial aid check of about $1000 at the start of next quarter (March 22)
669: GI Bill
235: Drill Pay
500: ROTC Stipend
950: Living Cost Scholarship (GRFD)

Monthly expenses: $ 1390
??Housing: $ 570
??Insurance: $ 100
??Car expenses: $ 200 (mainly gas)
??Utilities: $ 50
??Phone, cable, internet: $ 70
??Food, entertainment: $ 250
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436812
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1995	Debt/Income ratio:	33%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 7	Employment status:	Full-time employee
Now delinquent:	9	Total credit lines:	51	Length of status:	2y 6m
Amount delinquent:	$49,818	Revolving credit balance:	$1,946	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	59	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	thadman182	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	640-659 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008) 700-719 (Aug-2007) 700-719 (Jul-2007) 680-699 (Jun-2007)
Principal balance:	$3,267.97	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Bad things Happen to Good People

Hello and thank you for taking the time to review my loan request.

I am a husband and a father of three lovely children.? I am a salesperson for a large communication company, as well as a part-time loan originator.? My wife is an administrator in the local public school system.? We have been married for almost 14 years and our greatest accomplishment is out three children.?? We work very diligently to make sure they learn the true values of life and responsibilities the go along with these values.?

My goal is to consolidate some credit cards with some high rates and gain some residual income to put away for our kids.?
This is one step in making sure they have the opportunity to engage those things in life that will make them well rounded individuals.? This will be possible if I am funded through Prosper and will allow for some peace of mind knowing that there is a reliable amount of savings in the bank.? This will also help?lower my monthly expenses.? With respect to the one delinquency that appears , that was due to my former employer coming and closing the doors without warning closing the doors to the business.?? It also caused my last paycheck to be unrecoverable and left me in a compromising position.? It was a large amount that was withheld and left a number of people up in arms.? This issue has since been rectified and I am continuing to focus on being very focused and responsible individual.? We have recently went through a home loan modification which brought our score down.? Even though the modification help our monthly expenses in exchange it lessened out credit rating.? This seems to be the backlash of an attempt to better your situation.? We hope this will be understood by the lenders of Prosper.

Purposed consolidation:
Prosper : $3600 @ 35%
Small Creditors $1500 @ 21%

Monthly Net Income: $7200

Monthly Expenses:
Mortgage: $3200
Insurance:? $330
Car Expenses: $450
Utilities: $400
Entertainment: $70
Clothing: $125
Credit cards: $800
Food: $450
Gas: $300
Total: $6125

Finally, We currently have a loan with Prosper which has always been on time and is in good standing.? You should expect this same vigilance with our current request, there has been a noticeable change for the better. ? I and my wife are steadfast in our efforts to resolve our situation. You may also notice a reduction in our monthly expenses in respect of our last request.? We hope that we can look forward to a continued favorable relationship with Prosper.? Again thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$723.78

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2002	Debt/Income ratio:	343%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,114	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Fourtwozero	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need help with school and a car.
I have never used anything quite like Prosper before and as soon as I learned about it I jumped at the opportunity to not only help myself through a rough spot in life with my broken car and increased school costs, but also help people who are willing to aid me through this tough time make some profit in return. I go to school full time and work part time at a busy upscale cafe where I make about 100-150 dollars a day in tips, so even though my stated income may be low, know that I am more than capable of repaying this loan, swiftly.

Also if in case you are wondering about my debt to income ratio, the only line of credit I have that isn't a student loan (which I don't have to start making payments on for another year and a half) is my car, which is used and was purchased from a dealership. The transmission on it gave out a few months after I bought it, and the cost to repair the car is almost as much as the value of the car itself, so now I am stuck making payments on a car that is almost completely worthless. With this money I plan on trading in my current car for what I can, and use this money as a down payment to help me get a new one. The school I attend is rather far away and public transportation is non-existent, so until I am able to get a new car, I am stuck with pestering my friends and family for rides to and from my school and work, which they aren't always able to do.

I know that I may not have the most spectacular credit or even a decent prosper rating, but I really am stuck here in desperate need of help, and I ALWAYS pay my debts back, no matter what.

If you have any questions, don't hesitate to ask and I will answer them back as soon as I can.

To all who bid on this listing, know that I vow to make each monthly payment on time, every time, and I am more than grateful and also thank you for your help.

Purpose of loan:
This loan will be used to buy a used car, a new computer for school, pay for books and lab fees, and also help with rent and other monthly expenses until I finish school next year.

My financial situation:
I am a good candidate for this loan because I make enough money to afford the monthly payments and am HIGHLY motivated in building and maintaining my credit through on time completion of all my loans and credit cards. Should something unexpected happen such as a medical emergency, I have my family to turn to with any help I would need with my payments.

Monthly net income: $ 3250

Monthly expenses: $ 1480
??Housing: $ 450 ??
??Insurance: $ 200
??Car expenses: $ 100
??Utilities: $ 80
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436818
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$474.98

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1998	Debt/Income ratio:	32%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,671	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cfinna8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	600-619 (Latest)
Principal borrowed:	$12,401.00	< mo. late:	0 ( 0% )	600-619 (Oct-2009) 600-619 (Sep-2009) 600-619 (Aug-2009) 600-619 (May-2008)
Principal balance:	$3,606.11	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Tired Of Credit Card Companies
Purpose of loan:
This loan will be used to pay off?4 high interest cards
&Remainder of current Prosper Loan..One payment is easier than 4

Monthly net income: $ 3920.00 (myself)-2600.00(spouse)-1320.00

??Housing: $ 800.00
??Insurance: $ 120.00
??Car expenses: $ 410.00
??Utilities: $ 280.00
??Phone, cable, internet: $ 220.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 500.00
??Other expenses: $ 300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1982	Debt/Income ratio:	26%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$17,157	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Patty00xx	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008) 620-639 (Dec-2007) 640-659 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
For my Daughter's dental expense

?? I have been living in Miami Florida for 46 years. I have been in the banking career?for over?20 years. I am responsible & honest person. I want to? cover the expense of my daughter- TMJ(treatmentor possible oral?surgery)- The dental insurance only covers $1,000.00. I plan to pay automatically from my checking account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436826
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$66.62

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2006	Debt/Income ratio:	27%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	16 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,640	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	BOYFROMVEGAS	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?? consolidate some credit cads.?
My financial situation:
I am a good candidate for this loan because I am honest and I have a good experience to plan on time my payments, and to achive my goals.?

Monthly net income: $ 1,900.00?

Monthly expenses: $
??Housing: $ 400
??Insurance: 116$
??Car expenses: $ 150
??Utilities: 0$
??Phone, cable, internet: $ 50?
??Food, entertainment: $ 150
??Clothing, household expenses: $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-2005	Debt/Income ratio:	42%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,776	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	gsxrrider06	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	600-619 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	1 ( 7% )	600-619 (Sep-2008) 600-619 (Jul-2008)
Principal balance:	$4,938.88	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Credit cards & Prosper loan
Purpose of loan:
Consolidate my debt

My financial situation:
I have never missed a payment on anything!?????????

Monthly net income: $ 3,100

Monthly expenses: $
??Housing: $ 0????
??Insurance: $ 140
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $?200
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 490
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436836
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$210.94

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1992	Debt/Income ratio:	25%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$17,261	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	red-affluence-sensation	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off my credit cards
Purpose of loan:
This loan will be used to consolidate bills and to attend school

My financial situation:
I am a good candidate for this loan because I want good credit and I pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1987	Debt/Income ratio:	9%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$2,636	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	compassion-fixer	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase furniture and laptop
Purpose of loan:
This loan will be used to purchase peices of furniture for my new home. I had been living my partner for the last couple of years at which time my personal furniture was expended. I just finished paying off a mattress for my bedroom in the rounded amount of $1,100 over the last three months.

My financial situation:
I am a good candidate for this loan because I feel confident that I can make the necessary payments as I had proven with the mattress purchase discussed above, and that I would like to build my credit back to best standing. I have no car load as it was paid off a few years back. I drive a Toyota Corolla and I don't plan on purchasing a new car for a few more years as it runs well and is in excellent condition.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,495.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$587.57

Auction yield range:	11.20% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1992	Debt/Income ratio:	19%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$13,737	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	GeMu092008	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	680-699 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
HELP: Low risk. High interest okay.
DEBT CONSOLIDATION

Paying off credit cards.? Low risk borrower.? High interest okay.

MY GOAL:

TO COMBINE PAYMENTS OF SEPARATE CREDIT CARD BILLS INTO ONE PAYMENT.

??? * To obtain a lower interest rate.
??? * To obtain a lower monthly payment.
??? * To payoff debt.??? *

I was downsized during the recession in 2003.? I used up our savings paying expenses before finally filing for bankruptcy in 2004.? Prior to that time, I paid my creditors on time.? I have recovered and now pay all of my creditors on time and in full.

My mortgage is $683.00 and it is a fixed rate loan.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$271.90

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-2007	Debt/Income ratio:	24%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$941	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	whomper4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a used car for daily errands
Purpose of loan:
This loan will be used to buy a used auto, in order to be able to drive to school and work daily without being concerned constantly that the far will break down.
My financial situation:
I am a good candidate for this loan because I am responsible when it comes payments. I also make sure to never miss a day of work and work as many hours I can a week.
Monthly net income: $ 1,000

Monthly expenses: $ 680
??Housing: $ 100.00 (rent)
??Insurance: $
??Car expenses: $ 50.00 (gas)
??Utilities: $
??Phone, cable, internet: $ 330.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 100.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$1,093.58

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1997	Debt/Income ratio:	24%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$182,642	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ore-ballet	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan: pay off credit card debt
This loan will be used to pay off several higher interest rate credit cards that were used to start a new business. I currently work full-time and make approximately 180k per year. I have incurred debt with a new business start-up and will use the extra money to help pay off existing debt. I have been in my current full-time position for over 10 years and will continue to work full-time while managing a new business. The new business is now generating profit which will increase my total income to over 200k in 2010.

My financial situation: very good income level which will increase significantly in 2010 based on success of new business.
I am a good candidate for this loan because based on current income level, projected future income and good credit history. I always pay my bills on time and the lender can expect full payment in an expedited manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.58%	Starting borrower rate/APR:	26.58% / 28.91%	Starting monthly payment:	$1,015.01

Auction yield range:	8.20% - 25.58%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1993	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	13 / 10	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$82,383	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	transparent-dollar5	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small business start-up cost
Purpose of loan:
This loan will be used to fund a small start-up business in merchant services

My financial situation: My husband has a very high income, however, I would like to supplement our income with this business.
I am a good candidate for this loan because of my strong credit history and reliability. This loan will provide me with the funding that I need to be successful in my business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$204.40

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1982	Debt/Income ratio:	1%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	1y 0m
Amount delinquent:	$242	Revolving credit balance:	$32,782	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	orange-happy-hope	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards, they are already cut up for I do not want to be in this situation again.

My financial situation:
I am a good candidate for this loan because I have a steady job with a company that I have worked for in the past for over 13 years. I am a hard worker and I am devoted to getting my bills paid off. I want to be stress free from this.I seem to never be able to get the cards paid off and they keep raising their interest rates so I am never getting ahead. And making one payment will be nice since all the credit cards are due at all different dates so I feel like I am always feeling the stress because I dont want to be late. I am a good person, It just seem like something was always coming up and I could never get ahead. Most of the bill are payed by my husband, I usually pay most of what I have and the water and phone bills and electric.I have twin boys and the only thing I give them is lunch money and if they need stuff for school, they pretty well know our situation.

Monthly net income: $
1400,00
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$763.81

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1994	Debt/Income ratio:	37%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$20,460	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-wealth-daydream	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.48%	Starting borrower rate/APR:	28.48% / 30.84%	Starting monthly payment:	$145.68

Auction yield range:	11.20% - 27.48%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1984	Debt/Income ratio:	11%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	22 / 21	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	25y 5m
Amount delinquent:	$0	Revolving credit balance:	$138,819	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	cordial-coin	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
I have faced huge medical bills this year as one of my children has undergone 3 surgeries in the last 16 months, and I had surgery in April. These bills have killed me, even with health insurance. Non-participating doctors won't settle for what the insurance pays them and I am battling to keep up. I receive substantial deferred compensation between February 15 and March 1 (the amounts can be documented and are in excess of $120,000). This loan will be paid off when I receive my deferred compensation.
Monthly net income: $ 50,000 including salary and bonus (much of the bonus paid in 2008 went to health care costs)

Monthly expenses: $
??Housing: $ 4300
??Insurance: $ 200 (homeowners i subsumed in housing expenses)
??Car expenses: $650
??Utilities: $450
??Phone, cable, internet: $255
??Food, entertainment: $2500
??Clothing, household expenses $2500
??Credit cards and other loans: $4500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$199.86

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1998	Debt/Income ratio:	26%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,304	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	76%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	priceless-integrity	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cutting the Cards!
Purpose of loan:
This loan will be used to eliminate the interest strangle hold of our credit cards.

My financial situation:
I am a good candidate for this loan because?my wife and I are full-time workers with good income,?responsible parents, and eager to make changes. We have both been at our current jobs for over 5 years, I for 12+ years and my wife for five years. We pay our bills on time and pay above the minimum on our credit cards.We want?the cards gone!?

Monthly net income: $ 3,200

Monthly expenses: $
??Housing: $ 518
??Insurance: $ 120
??Car expenses: $50
??Utilities: $ 120
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $50
??Credit cards and other loans: $?500
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,692	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	48	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	WillsDad	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Need Help with the Christmas Crunch
Purpose of loan:
The end of the year has been hard on our bank account, and we are trying to make sure that our kids don't suffer on Christmas because of it.? Additionally, there is a two-week break from school for which we need to pay full-time day care for all three of our children, and our daughter is scheduled to be in a ballet performance, and the fees are higher than we anticipated.

My financial situation:
I am a good candidate for this loan because I have a good, steady job, and a family to provide for.? We have done our best to pay all of our bills despite setbacks of a layoff earlier this year, and my wife has recently returned to work, but we're still trying to catch up on bills.

Monthly net income: $ 5296

Monthly expenses: $ 4555
??Housing: $1425
??Insurance: $135
??Car expenses (including gas): $ 880
? Utilities: $ 615
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
? Childcare: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$258.44

Auction yield range:	11.20% - 24.00%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1994	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$179,212	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	IconProsperity	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	780-799 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Taking On New Dealership
Purpose of loan:
Our company is in the process of taking on a new dealership for dock accessories that compliment our work constructing new docks.? This is a very unique product - called the Touchless Boat Cover - that has no competition in the industry and we will be the exclusive provider of the product in our marketplace.? In order to take on the exclusive rights to the dealership, we need to put up $5,000 in earnest money to lock ourselves into the exclusive provider.? Upon the successful sale of the first 5 covers, the company will reimburse $1,000 per cover to us.? In turn, we will pay the $1,000 to the balance of the loan.? While doing our due diligence on the dealership, other dealers have been selling about 20 covers per year so we expect that we will be able to accomplish this as well.? The remainder of the $1,500 will be used to purchase a 1/7th scale working model to display in our showroom, boat shows, and boat dealers to aid in selling the covers.

My financial situation:
I'm not sure why Prosper has my rating as a D.? My Experian rating is over 780 and my financial situation has improved since the last time my credit was pulled by Prosper in 2006.? Hopefully my explaination below will help to answer any of your questions.

I personally have used Prosper since 10/2006.? I have supported 47 loans with over $6,000 of my money loaned out.? I also just paid off my first and only Prosper loan of $2,000 that I used at a low interest rate to loan money out to others in need on Prosper.? I held that loan for the 36 month life of the loan and had all payments automatically drafted out of a dedicated Prosper bank account.? I plan to set this loan up to automatically draft out of the same account, but do not plan to hold this loan for the life of the loan.? It will be paid off after the first five covers are installed in the first year of our dealership.? My family is financially stable - my wife and I both work and both make over a 6 figure annual income.? We own our home and seven other rental homes that are profitable.? We each have an investment portfolio well over 6 figures with a net worth approaching $1M.? My marine construction business that will be supporting this loan is stable with slow growth in this down economy.? I say slow growth because our gross income is down this fiscal year, but our net income has grown 245% over last year as we are running our company very lean these days.? This will be a very stable loan for you.

Business Monthly net income: $50,000+

Monthly expenses: $?48,400
??Payroll: $?10,000
??Cost of Good Sold: $ 30,000
? Insurance: $ 2,000
??Notes Payable: $ 1,200
??Facility (rent, insurance, phone, power): $ 1,500
??Fleet (loan, fuel, maintenance): $ 2,000
??Advertising: $ 1,000
? Professional Fees: $200
? Misc (cell phone, etc): $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jul-1990	Debt/Income ratio:	24%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	49	Length of status:	3y 9m
Amount delinquent:	$32,605	Revolving credit balance:	$525	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	25	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	jmart30702	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit card debt
Purpose of loan:
(explain what you will be using this loan for)
Debt consolidation
My financial situation:
(explain why you are a good candidate for paying back this loan)
Solid job
Monthly net income: $
11000
Monthly expenses: $
??Housing: $ 3500
??Insurance: $ 200
??Car expenses: $ 500
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.95%	Starting borrower rate/APR:	22.95% / 25.23%	Starting monthly payment:	$386.84

Auction yield range:	8.20% - 21.95%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1992	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,712	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderous-felicity	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting my next chapter in life
Purpose of loan:
This loan will be used to help me move out of my parents house and into an apartment complex.

My financial situation:
I am a good candidate for this loan because I have a good work ethic.? My previous job was held for six years and ended on good terms.? I have never missed a credit card payment and I always pay on time.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436898
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1997	Debt/Income ratio:	365%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	7y 4m
Amount delinquent:	$0	Revolving credit balance:	$17,926	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bold-responsibility-drummer	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying hospital and credit cards
Purpose of loan:
This loan will be used to pay off hospital bills and credit card debt. I have had a trying quarter. I sprained my wrist in August, had emergency gall bladder surgery, and my mother died in November. With all these circumstances I had to take time off from work which of course cost me even with insurance. I had to resort to credit cards to help pay copayments, bills, and funeral?costs because of the loss of wages during this time.

My financial situation:
I am a good candidate for this loan because despite my current circumstance, I have had perfect credit. I pay my bills on time. I work each and everyday, in addition to working on my doctorate full time. I am very conservative. I don't spend frivolously. I know with this loan I would be able to get back on the better side of credit again.

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 1689
??Insurance: $
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 15000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	16	Length of status:	11y 7m
Amount delinquent:	$0	Revolving credit balance:	$125,295	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	principal-butterfly	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Staffing and expansion
Purpose of loan:
My company serves a specific niche of the temporary housing market and a small amount of funding is needed to bring on additional personnel as we expand.

My financial situation:
My company has been open since 1998 and provides steady and reliable revenue.? I have additional personal income as well.

$99,000 of the listed $125,000 in my revolving debt category should actually be listed as mortgage and not revolving.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	31.88%	Starting borrower rate/APR:	32.88% / 35.58%	Starting monthly payment:	$66.07

Auction yield range:	14.20% - 31.88%	Estimated loss impact:	16.17%
Lender servicing fee:	1.00%	Estimated return:	15.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1987	Debt/Income ratio:	27%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,500	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2
Screen name:	loanforunclesam	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	600-619 (Jul-2008)
Principal balance:	$397.89	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Trip to Vancouver 2010 winter games
Purpose of loan:
This loan will be used for recreational purposes only. I will place priority on paying it back once I return to San Diego.

My financial situation:
I am a good candidate for this loan because I have steady income to repay the loan quickly.

Monthly net income: $ 2,600.00

Monthly expenses: $ 2000
??Housing: $ 1025.00
??Insurance: $ 66
??Car expenses: $ 280
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$297.16

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	20.69%
Lender servicing fee:	1.00%	Estimated return:	8.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1994	Debt/Income ratio:	42%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	29 / 25	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	61	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$23,972	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	casasmorgans	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	640-659 (Jul-2008)
Principal balance:	$3,538.21	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
paying off credit cards
Purpose of loan:
This loan will be used to? Pay off several high interest credit cards

My financial situation:
I am a good candidate for this loan because??I pay all my bills on time. Total Liabilities $176K Assets $379K

Monthly net income: $ 4880

Monthly expenses: $
??Housing: $?750??Insurance: $ 200
??Car expenses: $?195??Utilities: $ 200
??Phone, cable, internet: $ 125
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2500
??Other expenses: $ 94
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,399.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$271.65

Auction yield range:	17.20% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	1y 0m
Amount delinquent:	$7,816	Revolving credit balance:	$415	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Workaholic79	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	52 ( 100% )	700-719 (Latest)
Principal borrowed:	$14,249.00	< mo. late:	0 ( 0% )	680-699 (Dec-2007) 620-639 (Nov-2007) 520-539 (Jan-2007) 520-539 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	52
Description
3rd Prosper Loan: Equipment Needed
ABOUT ME
Formerly a corporate professional, now Realtor assistant (PT-1099)?and ?aspiring cake decorator. Starting PT-1099?in Dec. with local bakery to provide services not offered...edible favors, specialty & wedding cakes. Currently, I do cakes/cakepops from home but space limitations?and?lack of equipment pose problems.?So?a feasible arrangement made, creating?a WIN-WIN for all parties.

Monies will payback a $3200 personal loan for cake school and?purchase equipment/supplies for cake decorating for in-home and store usage.
BAD CREDIT
The delinquent amount shown is fraud situation still in process of being resolved?and added to credit report in past few months, resulting in HR rating.
Reasons were deadbeat roommate, fraud and job loss. Previous delinquencies due to unemployment, low paying jobs and bad decisions.

MONTHLY FINANCIALS?
Income?2400
Misc...300 (avg)
Rent?1200
Phone?60
Auto Loan/Ins?150
Health Ins?86
Student?Loan?127
Other?250
BALANCE for Prosper Loan=$825.73

CLOSING
Successful 2x Borrower (Grade "B" rating on last post), loans paid off in past year. Goal to payoff my Prosper loans off early?and open up bakery.

Thank you for taking time to?review my listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	20 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,453	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bright-note0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off two credit cards
Purpose of loan:
The purpose of the loan would be for me to pay off two credit cards with high interest rates so that my fiance and I can begin our wedding preparations.

My financial situation:
I am a good candidate for this loan for many reasons. I work 6 days a week as a professional hairstylist and I also manage the salon. I am very responsible with my credit and have never missed a payment.

Monthly net income: $ 3100

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 120
??Car expenses: $ 500
??Utilities: $ 0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,058	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	successful-duty	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Business Survival
Purpose of loan:
Hello, I am taking over my Dad's Locksmith business and am looking for some financing to keep the business going.? I have been working in the field with my Dad's cousin who has been a locksmith for 30 years for the last year and have been in my own business since September of this year.? I have exhausted my credit card and savings paying for the start up costs so far and the bank isn't helping much.? The money will be used to pay off the inventory ($15,000) and replace a 1979 Dodge van with a used one 2003 - 2005 ($5,000 - $7,000).? The balance of the money I am asking for will be used to update some of the outdated equipment.

The business consists of re-keying? residential and commercial properties, Auto Lockouts, Key copy and replacement and repair of any type of lock.?

I am also adding Low Voltage Installations to the business in the near future.? I hold a Power Limited License in the state of Minnesota.? My previous employment was installing Home Theater Systems and Central Vacuum Systems.?

My financial situation:
I am a single Dad raising three children. Our monthly expenses are covered by other means due to the death of my ex-wife.? I have chosen self - employment to allow me to set my own schedule and be available for my children when needed.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$85.97

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	66%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$29,626	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	triumphant-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help my mom with her Dr. bills
Purpose of loan:
This loan will be used to? My mother has breast cancer and is just beginning treatments.? She needs a little help from me for bills and gas money.? She is on a very fixed income.

My financial situation:
I am a good candidate for this loan because? I have had steady employment for the last twenty years.? I went through credit counseling two years ago and am current on all my accounts.? I have some delinquent accounts showing up on my credit report but they really aren't delinquent.? I did not go through debt settlement.? I am in credit counseling.? I send the credit couseling service the money and they make the payments.? I am paying all the accounts in full.? The first few months the company sent the payments after the crediters due dates.? That's why I have delinquent accounts showing up on my report.? I have been successful in fixing my credit report somewhat.? My credit score has risen 100 points since I began credit counseling.? I will not need 36 months to pay this off.? Thank you for considering my listing.

Monthly net income: $ 3350

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 71
??Car expenses: $ 600
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	19.02%	Starting borrower rate/APR:	20.02% / 22.26%	Starting monthly payment:	$483.26

Auction yield range:	6.20% - 19.02%	Estimated loss impact:	5.34%
Lender servicing fee:	1.00%	Estimated return:	13.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1995	Debt/Income ratio:	16%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,860	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mvolking	Borrower's state:	California	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	57 ( 100% )	740-759 (Latest)
Principal borrowed:	$28,000.00	< mo. late:	0 ( 0% )	740-759 (Sep-2009) 680-699 (Jan-2008) 680-699 (Dec-2007) (Mar-2006)
Principal balance:	$6,502.59	1+ mo. late:	0 ( 0% )
Total payments billed:	57
Description
Debt Consolidation for a House
Purpose of loan: This loan will be used to consolidate all my debt from credit cards as well as my other prosper loan (currently at around 5k). The credit card interest rates are out of control (upwards of 30% on some of them), and I want to be able to make one single payment a month. The main reason for wanting the prosper loan is to simplify the payments, and get rid of the debt. This is important for my wife and I because we recently had our baby boy and now it's time for a house - but first we need to clear our debt!

My financial situation: I am paying off the credit debt, but with a couple being at the 25% and 30% range, the interest is KILLING us! So we are looking to get a better interest rate, and simplify the paying every month.
I am a good candidate for this loan because I have never (never!) been late on a payment with anyone (my credit records shows 1 delinquency, which is from a department store card that was closed, and I am currently in the process of getting it taking off my record, as I was not delinquent) My wife and I are responsible people who just want to try and start our family on the best financial foot possible.

My individual monthly net income; is $8,340.00, or around $102k a year - this is without my wife's income who also works. Please let me know if you have any questions, and thank you for supporting this loan! My family and I appreciate it!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.20%	Starting borrower rate/APR:	12.20% / 14.33%	Starting monthly payment:	$266.48

Auction yield range:	11.20% - 11.20%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-2003	Debt/Income ratio:	49%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$4,777	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	dedication-river	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Pay Off
Purpose of loan:
This loan will be used to pay off stagnant credit card debt accrued during college.

My financial situation:
I am a good candidate for this loan because I always pay on time, I prefer to have payments automatically extracted from my account, and have never missed a payment on any loan. I am currently employed full-time at a newspaper publisher as a graphic artist. I love my job, but earn a less than desired salary. The loan will be used to immediately pay off a $4,000 balance on a credit card and a $4,000 balance on a personal loan held at my bank. Having reduced interest rates and a defined payment plan will reduce the stress of these debts. The quicker, the better!

Monthly net income: $1380

Monthly expenses:
??Housing: $400.00
??Auto Insurance: $96.00
??Car expenses: $70.00 plus or minus for gas
??Utilities: $20.00 plus or minus
??Phone: $78.00
??Groceries: $200.00 plus or minus
??Household expenses $20.00 plus or minus
??Credit card: $70.00
??Personal Loan: $139.00
Student Loans: $272.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$123.12

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1995	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,301	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	4%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	reward-keeper	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$181.26

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1985	Debt/Income ratio:	4%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	3y 9m
Amount delinquent:	$1,108	Revolving credit balance:	$1,565	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	moola-wrangler	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Cash Flow
Purpose of loan:
The first thing I will do with this loan is pay off my Bank of America credit card!! The interst is way to high. Then I will use the balance to do some need repairs on my property.

My financial situation:
I am a good candidate for this loan because for the pass 5 years I have not had any late pays.Have not had a late pay on my car note in over 10 years. The coupke things on my credit that bring my score down are from years ago. One of them appear to be new, however it's an old accout that was sold to a new collection agency.
?Also I only have one American Express with a very small balance. There are?two others with large balances?on my credit report that are not mine.? A few years ago I sign up with a credit improvement company that was suppose to help me improve my credit score, well the only thing they did was have me added to someone else's cards. I never approved the add and I've been trying? but to no avail to have it removed from my credit.
Monthly net income: $ 5800

Monthly expenses: $ 3850
??Housing: $ 1500
??Insurance: $?190
??Car expenses: $
690??Utilities: $?180
??Phone, cable, internet: $ 150
??Food, entertainment: $?300
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 100
??Other expenses: $ Tithes 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436958
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	6.20% - 17.00%	Estimated loss impact:	5.30%
Lender servicing fee:	1.00%	Estimated return:	11.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	20%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$44,750	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-albatross	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for daughter's education
Purpose of loan:
This loan will be used to? Pay for my daughter's education.? Last year Becky successfully completed a year at Bromley Brook school, a therapeutic boarding school for teenage girls and is currently enrolled at Oakwood Friends school in Poughkeepsie, NY.? A path of self-destruction led Becky to Bromley Brook.? But she has turned her life around and is now thriving at Oakwood.? Oakwood is not a college, therefore there are not financial aid options.? We need this loan to complete the tuition payments for this year so that Becky can stay enrolled, complete her education and her remarkable turn-around.

My financial situation:
I am a good candidate for this loan because....I am a Certified Public Accountant, my profession involves professional financial management and consultation.? I have been steadily employed for the past five years as Controller and Director of Operations for a company called Capital Employer Services.? I have guided this company to a place on the Inc 5000 list two of the past three years.? I did run into trouble finanically five years ago due to an expensive divorce.? I have since re-married and my credit has had a perfect track record the past five years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	36%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 12	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	60	Length of status:	3y 11m
Amount delinquent:	$17,858	Revolving credit balance:	$25,188	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	asset-fortress	Borrower's state:	Minnesota	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me get out of debt
Purpose of loan:
This loan will be used to??pay off some?credit cards that have been used to compensate for times of unemployment and get out of the compounding interest cycle.??My husband and I are both employed full time and are focused on elimination of debt.? We signed up for a debt settlement program and have settled all but two of our accounts and this money would take care of that at a much cheaper rate.? I would greatly appreciate the help in getting out of the situation we are in and living more stress free.

My financial situation:
I am a good candidate for this loan because? I?do not splurge on wasteful things, and am ready to get rid of the high interest rate credit cards for good.? I will continue to pay on time every time until the bills are gone, and I appreciate the help of all who believe in me enough to help me.

I would be happy to answer any questions or provide more information to those that need it.? I appreciate you reading this and would be happy to pay interest to prosper lenders instead of those greedy credit card companies.

Monthly net income: $ 3154

Monthly expenses: $
??Housing: $?564
??Insurance: $?236
??Car expenses: $ 415
??Utilities: $ 120
??Phone, cable, internet: $?134
??Food, entertainment: $ 150
??Clothing, household expenses $
??Credit cards and other loans: $?1139
??Other expenses: $ 125
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$264.01

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	24%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,806	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Peterson	Borrower's state:	Minnesota	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower interest requested
Purpose of loan:
I took out a high interest Citi Financial credit card consolidation loan a couple years back.? I would like to pay that off?since it is high interest.?

My financial situation:
I have 7k in personal investments that I don't want to sell.? I have a 401k account with about 8k in it.? So, I have resources but want to continue to invest as well.?

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $ 840
??Insurance: $ 135
??Car expenses: $ 235
??Utilities: $?100
??Phone, cable, internet: $ 150
??Food, entertainment: $?200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.70%	Starting borrower rate/APR:	23.70% / 25.99%	Starting monthly payment:	$195.38

Auction yield range:	8.20% - 22.70%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1998	Debt/Income ratio:	29%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$9,470	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	57%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	invincible-duty	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Medical Bills
Purpose of loan:
This loan will be used to? pay off some medical bills and consolidate a 401K & personal loan.

My financial situation:
I am a good candidate for this loan because?I am very careful to pay bills on time and budget money very carefully.

Monthly net income: $3300

Monthly expenses: $
??Housing: $ 756
??Insurance: $ 112
??Car expenses: $ 60
??Utilities: $ 210
??Phone, cable, internet: $ 185
??Food, entertainment: $?600
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 990
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$363.99

Auction yield range:	4.20% - 14.00%	Estimated loss impact:	2.15%
Lender servicing fee:	1.00%	Estimated return:	11.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	47%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	29 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	12y 8m
Amount delinquent:	$0	Revolving credit balance:	$547,522	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LVHomeHelper	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Affordable housing remodels
Purpose of loan:
This loan will be used to?upgrade/expand existing low-cost rental units.

My financial situation:is good. All debts are covered, this money would allow me to improve these units sooner.
I am a good candidate for this loan because?I pay all my debts on-time, have done so for 30 years. Eventually expect to find longer term financing for these projects. Most of the revolving debt (450k)?is mortgage backed credit lines.

Monthly net income: $ 14500

Monthly expenses: $ 1200
??Housing: $2800
??Insurance: $200
??Car expenses: $450
??Utilities: $250
??Phone, cable, internet: $180
??Food, entertainment: $800
??Clothing, household expenses $350
??Credit cards and other loans: $7000
??Other expenses: $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436982
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1996	Debt/Income ratio:	147%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$15,708	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	100%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gagirl716	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 620-639 (Jul-2008) 640-659 (Sep-2007) 640-659 (Aug-2007)
Principal balance:	$1,321.11	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Paying off Credit Cards
Purpose of loan:
I was recently laid off and I am trying to consolidate my credit cards into one monthy payment.?

My financial situation:
I recently moved in with my sister to help eliminate my debt. I am?working a pt retail job while I draw unemployment.? I also do contract work when possible.? I have another?Prosper loan almost paid off and I am current on payments.?The $48.00 pending on my credit file history has been cleared.

Monthly net income: $ 2445.74

Monthly expenses: $
??Housing: $0.00
??Insurance: $ 0.00
??Car expenses: $ 646.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1995	Debt/Income ratio:	18%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,439	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	2
Screen name:	bonus-dreams3	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gatekeepers First
Purpose of loan:
This loan will be used to get the needed certification from AHIMA,?pay rent,and phone?and insurance.?

My financial situation:
I am a good candidate for this loan because?I know I am competant at what I do and am a hard worker.?

Monthly net income: $1,700

Monthly expenses: $
??Housing: $ 200
??Insurance: $75
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $,13,400?
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$725.06

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2005	Debt/Income ratio:	28%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,508	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	fair-social	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards & hospital
Purpose of loan:
This loan will be used to payoff credit cards and hospital bills.? We unfortunately had a run of bad luck.? Our middle child Chloe got very sick and was hosptialized for several days.? Our two oldest girls, Julie and Chloe, had to have their tonsils out.? We tried paying for everything without the help of credit cards but were unable to ..? My wife stays at home with our girls and goes to school full time.? Even if she did have a full time job it would not even pay for daycare in our area.?

My financial situation:
I am a good candidate for this loan because I work full time in a stable job.? I am not at risk of losing my job.? I?am in a industry that is very much needed.? I work 60 plus hours a week.??

Monthly net income: $ 4900.00

Monthly expenses: $
??Housing: $ 670.00
??Insurance: $ 294.00
??Car expenses: $ 550.00
??Utilities: $ 118.00
??Phone, cable, internet: $ 297.00
??Food, entertainment: $ 450.00
??Clothing, household expenses $?75.00
??Credit cards and other loans: $ 1175.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$83,983	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	openness-allocator7	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off 2 high interest loans
Purpose of loan:
This loan will be used to? pay off 2 existing high interest rate loans

My financial situation:
I am a good candidate for this loan because? I want to pay my bills off and keep my credit good for the future.

Monthly net income: $5200.00

Monthly expenses: $ 4200.00
??Housing: $ 1150.00
??Insurance: $ 150.00
??Car expenses: $ 0
??Utilities: $ 200.00
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1800.00
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$458.20

Auction yield range:	17.20% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	38%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,799	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	handy-dedication	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Pay-Off
Purpose of loan:
I am looking for a debt-consolidation loan with a reasonable interest rate. During my college years and early twenties, I made the mistake of using my credit cards ( especially one with a very high credit limit) in excess. Now that I am older and want to plan for the future, I am looking to pay off all revolving accounts and work towards complete debt freedom.

My financial situation:
I have a very stable, good-paying Information Technology job in Network Services and Security. I am currently paying monthly payments to credit card companies and, of course, the compounding interest is making it difficult to pay off this debt.?It would be optimal for me?to?make on-time payments to a direct lender on a monthly basis.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,995.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.72

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	11%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	29y 6m
Amount delinquent:	$8,264	Revolving credit balance:	$1,273	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	roadking13	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Nov-2009) 560-579 (Aug-2008)
Principal balance:	$2,769.78	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
2nd Prosper loan, consolidate bills
Purpose of loan:
I want to combine all my bills into one to get them paid off faster.? I have been working very hard at repairing my credit to which since the last loan my score has increased from the 560 mark to yesterday when I pulled up on credit karma it is up to 665.? I feel that if?I can combine all these together I can pay more on these each month and?hopefully instead of the 36 months I can pay off a little faster than the 36 months.? I have worked and strived hard to get my credit to back where?it was which was excellent and I feel I am on my way and this will help me even more to accomplish this goal.? ? The one bill that is in deliquency for $8400 is a Sears CC and balance had fell behind and went to a collection agency back a few years ago when I was having a hard time but I have had a payment plan with them for over a year feel like I am making a lot of progress.? I have talked with this credit company about a reduction in amount taking off interest and late fees and they are willing to work with me.? If I can get a decrease in this loan to be able to go ahead and pay off this would help me to be on my way of having a debt free life.? Would love to be able to pay this off and therefore I can pay my others off much more faster..? It would just relieve some stress and help to get my credit back to top notch standing.? I feel I have made great progress and just need a little help to accomplish my goal.? Please help me to do that.? Please, Please help me to get to a debt free life.? Your help would be a tremendous help in achieving this goal.

Monthly net income: $ 2950

Monthly expenses: $ 2133
??Housing: $ 1236??Insurance: $?53??????????Car expenses: $ 50??Utilities: $?175??Food, entertainment: $ 100? Credit cards?$320? Loans:? $199
My wife pays for part of the bills and me the other part so that is why I have not included some.
Please, Please help me get debt free.? Thank you so much for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 436996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.20%	Starting borrower rate/APR:	15.20% / 17.37%	Starting monthly payment:	$173.82

Auction yield range:	14.20% - 14.20%	Estimated loss impact:	14.61%
Lender servicing fee:	1.00%	Estimated return:	-0.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$44,000	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	futurist1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Transitions
Purpose of loan:
This loan will be used to support me during a transition in my career that will lead to higher income within 6 months. May not use much of loan, want the funds available in case of an emergency or unexpected.? Hope to pay it off early if possible.

My financial situation:
I am a good candidate for this loan because I have never missed a payment and?always pay on time
I have been able to consistantly increase my income in my career and this is the next step in that process for me.
Monthly net income: $ $3,500

Monthly expenses: $
??Housing: $ 900
??Insurance: $75
??Car expenses: $400
??Utilities: $?30
??Phone, cable, internet: $30
??Food, entertainment: $ 150
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 800
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437000
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$356.53

Auction yield range:	6.20% - 16.00%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1994	Debt/Income ratio:	72%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	21y 2m
Amount delinquent:	$0	Revolving credit balance:	$69,080	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	auction-orchestra3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards.

My financial situation:
I am a good candidate for this loan because i need to maintain a good credit rating,and to be debt free in the New Year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	11.20% - 34.00%	Estimated loss impact:	10.87%
Lender servicing fee:	1.00%	Estimated return:	23.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1990	Debt/Income ratio:	35%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	38	Length of status:	1y 4m
Amount delinquent:	$15,616	Revolving credit balance:	$6,015	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	newest-velocity-human	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying some credit cards
Purpose of loan:
This loan will be used to?
pay some high interest credit cards
My financial situation:
I am a good candidate for this loan because?
i need this to get some credit cards paid
Monthly net income: $ 1500

Monthly expenses: $
??Housing: $ 335
??Insurance: $ 65
??Car expenses: $
??Utilities: $ 150
??Phone, cable, internet: $ 125
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2001	Debt/Income ratio:	17%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	18	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bid-chomper	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Financial Burden
Purpose of loan:
This loan will be used to pay for back rent on an apartment that I co-signed for my brother. The rent is?one month behind and my credit hangs in the balance. I'm trying to pay it off before any further action is taken.

My financial situation:
I am a good candidate for this loan because I live with my parents and don't have a lot of expenses.? I will be able to pay it back in a timely fashion. I am always on time on my bills and have been for the past several years.

Monthly net income: $1,950

Monthly expenses: $
??Housing: $
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $50
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.99%	Starting borrower rate/APR:	29.99% / 32.37%	Starting monthly payment:	$169.78

Auction yield range:	11.20% - 28.99%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	90%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Retired
Now delinquent:	1	Total credit lines:	11	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,696	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	77%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	payout-spruce	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay credit cards & a old loan
Purpose of loan:
This loan will be used to? pay off some bills and pay on credit cards.

My financial situation:
I am a good candidate for this loan because? I have a few bills that are almost finished being paid for. I would like to pay them off and that would give me about 600.00 dollars a month extra.

Monthly net income: $ 3,100.00

Monthly expenses: $
??Housing: $ 462.00
??Insurance: $ 100.00
??Car expenses: $ 700.00
??Utilities: $ 160.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	6 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	14	Length of status:	0y 4m
Amount delinquent:	$6,051	Revolving credit balance:	$1,358	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	6%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	14
Screen name:	worldly-silver	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hotel Renovation
Purpose of loan:
This loan will be used to renovate 15 guest rooms in my hotel, the area has had an increase in room requests due to the finding of a new gold vein and also the construction of a gas pipe line. The restaurant has also been closed for 15 years and I plan on opening it for business.My website is www.wildwestinn.com.

My financial situation:
I am a good candidate for this loan because there is a call for new rooms due to the finding of a gold mine in the area and the start of a gas line.
The late payments on my credit are due only to a workmans comp case were the insurance company did not pay my hospital bill.
Monthly net income: $ 18,000

Monthly expenses: $?8000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.93%	Starting monthly payment:	$63.33

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1997	Debt/Income ratio:	25%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 4m
Amount delinquent:	$360	Revolving credit balance:	$989	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	109%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	hwood123	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 93% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 7% )	640-659 (Nov-2009) 640-659 (Sep-2009) 640-659 (Aug-2009) 580-599 (Aug-2008)
Principal balance:	$2,082.08	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
EDUCATION/2nd Loan
Purpose of loan:
This loan will be used to?continue my education at?Cal State University San Bernardino. In addition, I also need car repairs done immediately and to repair a garage.??

My financial situation:
I am a good candidate for this loan because I am a responsible husband, father and teacher.?It?has been my dream to earn my Doctorate degree for quite a few years now and I was finally accepted into the doctorate program, so this is my only chance.Please help me fulfill that dream, so I can continue to help numerous disadvantaged students. I? know I can make a difference in childrens' lives as I have in the past. Plus this?degree will help me to fulfill that dream. In addition, I have a small loan with Prosper and have made all of the payments on time. Thanks for reading and Thank You for your help.??

Monthly net income: $ 4200

Monthly expenses: $
??Housing: $ 1824
??Insurance: $ 100
??Car expenses: $
??Utilities: $ 70
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1999	Debt/Income ratio:	10%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	3 / 0	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	oged76	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
KICK HI INTERESTS OUT .
Purpose of loan:I HAVE LOAN FROM CAR TITLE COMPANY FOR $4000.00 PAYMENT OF $331.00 PER MONTH?AND QUICKCLICK LOAN FOR $3500.00 PAYMENT OF $298.00 FOR?3 YEARS.SO IF I GET THIS LOAN ILL PAY OFF OTHERS AND SAVE OVER 50% PER MONTH?

My financial situation:I WARK FOR WALGREENS FOR OVER 10 YEARS AS PHARMACY THECHNICIAN CPhT, START 2ND JOB (DELIVERY MESSENGER)?AS?PART TIME PLUS MY WIFE WORK PART TIME SO IT WILL GET BETTER (I NEVER GAVEUP MY GOAL IS GET OUT OF DEBT BY THE END OF 2010 THIS LOAN WILL HELP).
MADE FEW MISTAKES, ON THE WAY TO CLEAR ALL AND STAY OUT OF DEBT, SO WE CAN BUY A HOUSE IN 2011.
TO HAVE LATE PAYMENT OR NO PAYMENT ITS A LAST THING I WANT. THANK YOU.

Monthly net income: $4,000.00
Monthly expenses: $3,500.00???
Housing: $1260.00??
Insurance: $115.00???
2ND CAR FOR DELIVERY expenses: $215.00 +$300.00?GAS???
Utilities: $150.00???
Phone, cable, internet: $180.00???
Food, entertainment: $300.00???
Clothing, household expenses $100.00???
Credit cards and other loans: $670.00???
Other expenses: UP TO $200.00?UNEXPECTED LIKE CAR REPAIR OR OTHER.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437026
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,499.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$244.98

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2002	Debt/Income ratio:	24%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$25,077	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	contract-thunder	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay off higher interest debt.????????

My financial situation:
I am a good candidate for this loan because? I am steadily employed, have never missed a payment of any kind.

Monthly net income: $ 3,700

Monthly expenses: $
??Housing: $?450
??Insurance: $ 128
??Car expenses: $475
??Utilities: $?75
??Phone, cable, internet: $30
??Food, entertainment: $ 200
??Clothing, household expenses $150
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	17%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	red-stylish-listing	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payday Loan Relief
Purpose of loan:
This loan will be used to? pay off payday loans????

My financial situation:
I am a good candidate for this loan because? I pay my bills on time. I am able to pay the payday loans monthly and the rates are outrageous????????

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $ 1125
??Insurance: $ 150
??Car expenses: $?240
??Utilities: $ 180
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	12 / 11	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	34	Length of status:	0y 10m
Amount delinquent:	$2,224	Revolving credit balance:	$9,525	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	new-engaging-basis	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Help During Holidays
Purpose of loan:
This loan will be used to install a new heater in my home for the winter season.? I will also use the money to replace my garage door.

My financial situation:
I am a good candidate for this loan because I will pay back the entire loan on time.

Monthly net income: $ 3850

Monthly expenses: $
??Housing: $ 2500
??Insurance: $ 50
??Car expenses: $ 267
??Utilities: $
??Phone, cable, internet: $ 25
??Food, entertainment: $
??Clothing, household expenses $ 100
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1986	Debt/Income ratio:	22%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	24y 7m
Amount delinquent:	$0	Revolving credit balance:	$31,339	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	magical-cash3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my home improvement
Purpose of loan:
This loan will be used to consolidate the interst rate I am paying on my credit cards. I used the credit card to buy supplies to improve the kitchen, bathrooms, and windows on the house.?The house was also resided and painted. During my project had some major plumbing issues that had to be taken care of. Most of my supplies were bought two time because they had to be replaced after having been taken in a major burglary.

My financial situation:
I am a good candidate for this loan because I am current on all my payments and have not been late. I will be on title on?the house for six months, and will be able to qualify for a collatteral based loan, in three months.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-2006	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,839	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	value-admirer5	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Staying current with my bills
Purpose of loan:
This loan will be used to? Pay bills so I can keep on time with them. Have never missed any payments or been late on anything.

My financial situation:I am currently not working and drawing unemployment. I do GPS survey work for large gas and oil pipelines. We usually do not work during the winter months. Will be going back to work in a couple months.

Monthly net income: $ 6000 a month when working. $1724 on unemployment.

Monthly expenses: $ 1256
??Housing: $ 0
??Insurance: $ 0

??Car expenses: $ 656
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $200
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1985	Debt/Income ratio:	55%
Credit score:	720-739 (Dec-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$685	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silo21	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in new plumbing system
Purpose of loan:
This loan will be used to put in new plumbing. The toilet is constantly backing up and overflowing which is causing damage to the floor and the ceiling beneath it. Also the sinks in the bathroom are clogged. Will be used for new pipes and possibly a whole new commode.

My financial situation:
I am a good candidate for this loan because I will pay the loan?payents in full?and on time according the payment schedule. I am employed full time and have a reliable,steady income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.20%	Starting borrower rate/APR:	18.20% / 20.41%	Starting monthly payment:	$906.32

Auction yield range:	17.20% - 17.20%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2004	Debt/Income ratio:	85%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	9 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	exuberant-payout	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
starting a small business
Purpose of loan:
This loan will be used to? start a small independent-contracting?business

My financial situation:
I am a good candidate for this loan because? I will work hard to pay my monthly dues on time and I do believe that my business will succeed. I am just lacking the remainder of my funds to put my ideas into motion.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$65.34

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1999	Debt/Income ratio:	9%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	magnificent-dedication	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Dental Bills and Household Expenses
Purpose of loan:
This loan will be used to?
pay off Dental Bills, purchase college text books, purchase household furniture
My financial situation:
I am a good candidate for this loan because?
I have full time steady employment and I am capable of making monthly payments until the debt is repaid
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$76.90

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1999	Debt/Income ratio:	30%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	3y 1m
Amount delinquent:	$3,311	Revolving credit balance:	$25,834	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	4
Screen name:	moola-viola5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
Purpose of loan:
This loan will be used to? pay off a collection debt

My financial situation:
I am a good candidate for this loan because? I can make monthly payments that range from $150-200.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-1999	Debt/Income ratio:	43%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$591	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	admirable-asset	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off unexpected bills
Purpose of loan:
This loan will be used to catch up on my payments: credit cards, short-term loans so I can improve my credit.

My financial situation:
I am a good candidate for this loan because I'm very responsible?paying my bills on time.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $ 100
??Insurance: $ 192
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 160
??Food, entertainment: $?80
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 371
??Other expenses: $ 366
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1996	Debt/Income ratio:	57%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	35	Length of status:	11y 2m
Amount delinquent:	$675	Revolving credit balance:	$7,936	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	market-treaty	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
Pay off credit cards and debts inherited as a result of a divorce two years ago????????

My financial situation:
I am divorced and even though it shows on my credit report that I have a home and several vehicles they are not my debts. Our assets were split in half as a result of the divorce. I really need to pay off some credit cards and creditors to have one fixed payment not a lot of little ones. I have been employeed?by this company as a State Trooper for over 12 years. I have never filed for bankruptcy. I am a disabled war veteran recieving monthly compensation as well as a?Military reservist. I have gone to several places but no one will give me a chance and loan me the money to get out of the current situation I am in. Since being divorced I have lived pay check to pay check having little to nothing left over monthly.

Monthly net income: $
3300
Monthly expenses: $
??Housing: $ 500
??Insurance: $ 250
??Car expenses: $ 770?
??Utilities: $ 150
??Phone, cable, internet: $ 270?
??Food, entertainment: $ 200
??Clothing, household expenses $ 300?
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$79.73

Auction yield range:	8.20% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	31%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$9,920	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	openness-pal	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay off my credit cards
Purpose of loan:
Pay off my highest interest credit card

My financial situation:
I have always found it to be very important to pay back my debt to someone as soon as possible. I don't like owing money. Due to some hard times, I have gotten in way over my head and I want to be able to keep up with the bills again

Monthly net income: $1600

Monthly expenses: $
??Housing: $730
??Insurance: $100
??Car expenses:$100
??Utilities: $100
??Phone, cable, internet: $120
??Food, entertainment: $250
??Clothing, household expenses $30
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.20% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-1979	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	17 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$108,256	Occupation:	Car Dealer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	deal-builder8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards/make payments
Purpose of loan:
This loan will be used to? pay off credit card bills and bring any that are behind up to date.

My financial situation:
I am a good candidate for this loan because?I am very aware of how important your credit is to anything that you desire to attain in life.? I?never want??30 days late to show on my credit because it will decrease your credit score substantially.? My income will increase within the next six months considerably and I would like to be able to keep all payments up to date until that point so that I amy improve my credit score.

Monthly net income: $ 3000+

Monthly expenses: $
??Housing: $ paid by my husband????
??Insurance: $ paid by my husband
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $ 250.00????????
??Food, entertainment: $
??Clothing, household expenses $?500
??Credit cards and other loans: $ 3000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437090
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 31.36%	Starting monthly payment:	$41.04

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1987	Debt/Income ratio:	27%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	7y 10m
Amount delinquent:	$911	Revolving credit balance:	$25,156	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	dough-uprising	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing my truck
Purpose of loan:
This loan will be used to? fix my truck so i can get to my job

My financial situation:
I am a good candidate for this loan because? im one of the few people still working

Monthly net income: $ 2000

Monthly expenses: $
??Housing: $ 455
??Insurance: $ 100
??Car expenses: $ 150
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 180
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 475
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437092
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1990	Debt/Income ratio:	47%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	21 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	54	Length of status:	19y 5m
Amount delinquent:	$0	Revolving credit balance:	$29,396	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	salesforce	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	680-699 (Mar-2008) 700-719 (Feb-2008)
Principal balance:	$5,411.81	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
New home office for business
Purpose of loan:
This loan will be used to remodel my home to create an office for a new home business.

My financial situation:
I am a good candidate for this loan because I have a good job with the same company for over 19 years and?stable income.?I always pay all debts my on time. I currently have a loan with Prosper that will be paid back in little over a year. I have never missed a payment on this loan or been late.

Monthly Income: $ 6316.00

Monthly expenses: $
??Housing: $?1764
??Insurance: $ 175
??Car expenses: $ 231
??Utilities: $ 195
??Phone, cable, internet: $ 89
??Food, entertainment: $ 600
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	0 / 0	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	4	Length of status:	34y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 8	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	silver-oasis9	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in new kitchen counter tops
Purpose of loan:
This loan will be used to?Install new kitchen counter tops 36ft a new floor ceramic all new lighting and an island in center of kitchen which is not there now

My financial situation:
I am a good candidate for this loan because?I am 54 yrs of age am settled and the new kitchen will increase the value of my home by about 25,000 dollars

Monthly net income: $ 2200.00

Monthly expenses: $ 400.00
??Housing: $ 600.00
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 24.89%	Starting monthly payment:	$37.72

Auction yield range:	8.20% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1995	Debt/Income ratio:	32%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	12y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,006	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	power-buddy	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
snow tires
Purpose of loan:
This loan will be used to?buy snow tires for my vehicle?

My financial situation:
I am a good candidate for this loan because? I am a stable and dependable person.? I have a solid work history with the same work for 12 years.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 980
??Insurance: $ 72.00
??Car expenses: $
??Utilities: $ 175.00

??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$519.98

Auction yield range:	8.20% - 14.00%	Estimated loss impact:	8.81%
Lender servicing fee:	1.00%	Estimated return:	5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1994	Debt/Income ratio:	22%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,532	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	friendly-currency2	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase of a Successful Franchise
Purpose of loan:
This loan will be used to purchase a franchise for a wood flooring service company. This franchise has a proven model that has been duplicated over 90 times.? The average franchise brings in between $6000-15000 per month. Their service is unique because they use a proprietary process which allows the average job to be completed in less than a day, and furniture moved back in on the same day. There is no sanding involved and no harmful fumes, and therefore no need for the owners to vacate the premises. This allows a competitive advantage over traditional floor refinishing companies who generally take 4-6 days to complete the average job, and the customer is expected to vacate the premise due to dust and fumes.

My financial situation:
I am a good candidate for this loan because the franchise itself has a track record of excellent profits, is provided with full technical, marketing, and management support. The franchise fee is based on a percentage of sales rather than a flat fee, assuring their investment in my success, and gross profits of 51% are typical. Market research has shown there is a great demand for service of this nature in this area, and that the area has not been saturated with companies providing this type of service. My personal finances are in good order, with no significant debt other than a mortgage, and a payment on a leased van. I have a significant amount of savings as backup.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1996	Debt/Income ratio:	13%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	5 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 5	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Ray9247	Borrower's state:	Oregon	Borrower's group:	UtopiaLoans.com - Now Over $1 Million in Closed Loans!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	55 ( 100% )	640-659 (Latest)
Principal borrowed:	$16,000.00	< mo. late:	0 ( 0% )	620-639 (Feb-2008) 600-619 (Oct-2006) 620-639 (Apr-2006)
Principal balance:	$3,790.93	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
WORKING CAPITOL
Purpose of Loan:
In 2008 our company?s gross revenue was $ 747,703.49.? From that our gross profit was $ 184,207.91 and net profit was $ 51,882.93. ??We are striving to get our net profit up to a higher level, which we can do once we get totally funded either through outside sources or through an SBA loan. ?We understand that traditional funding takes time. ?With this Prosper loan?we will use this bridge money to sustain the company through its day to day operations while we fulfill our contracts.
Our Financial Situation
We believe that we are a good candidate for this loan because we are positioning ourselves to be in a better manufacturing & distribution mode when the economy does recover, we have a track record of success with multiple government agencies and transit districts, and have over ten years experience in the display & communication technologies field.This current contract is budgeted through 2010 with our contract renewed on an annual basis, the level of service and our caliber of work has always encouraged our clients to renew and add to their contracts. We have also expanded our product lines which include LED streetlights, LED-T-8 Type lamps and LED wall packs for buildings.

My personal credit grade is "D" because we were embezzled by a bookkeeper in 2003 who is now in custody (recently released) which devastated my credit, we now do background checks on employees.If you were to do a D&B on the Company we have excellent repayment history.
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437112
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,450.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$100.55

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1998	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$13,603	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-pudding	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off highest interest card
Purpose of loan:
This loan will be used to pay off my GE credit card which has a balance of $2450.72.

My financial situation: I am a recent graduate (B.A. in Biology) who is trying to get his finances straightened out while applying for graduate schools, including osteopathic and podiatric schools, while at the same time continuing on with nursing schools (beginning my LPN program this year). I owe roughly $11200 to Bank of America as well. My utilization is very high although I am otherwise debt free (no student loans, no car loan, etc).

I am a good candidate for this loan because I accrued most of my debt getting through college and I am very motivated to get it paid off as quickly as possible, starting with the GE card.

Monthly net income: $2600

Monthly expenses: $1195
??Housing: $450
??Insurance: $0
??Car expenses: $0
??Utilities: $25
??Phone, cable, internet: $80
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $390
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1997	Debt/Income ratio:	26%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	10	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	dignified-auction816	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bringing bank account to balance
Purpose of loan:
This loan will be used to?
Fix bank account.????????????
My financial situation:
I am a good candidate for this loan because?
I will pay it back????
Monthly net income: $
1875
Monthly expenses: $
??Housing: $ 590.00
??Insurance: $ 60.00
??Car expenses: $ 308.00
??Utilities: $ 100.00
??Phone, cable, internet: $
??Food, entertainment: $ 100
??Clothing, household expenses $?35
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.95%	Starting borrower rate/APR:	23.95% / 26.24%	Starting monthly payment:	$627.31

Auction yield range:	8.20% - 22.95%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1990	Debt/Income ratio:	10%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$949	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	epic-point2	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt to save more
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because... I have a great secure job that pays me well. I am consolidating credit cards to save more monthly.I have a great credit score and Im capable of repaying loan within?2 yrs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	38%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$20,730	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	silver-encourager	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help/catching up with bills
Purpose of loan:
This loan will be used to help catch up with some bills

My financial situation:
I am a good candidate for this loan because? I have a stable job as a special education teacher.? I also have a weekend respite job, working with students with disabilities.? I also started in home training for students with special needs

Monthly net income: $ 2800 teaching- 1000-2000 respite, just started in home training but pays 25 hr.

Monthly expenses: $
??Housing: $ 1465 split with fiance
??Insurance: $ 102
??Car expenses: $ 425
??Utilities: $ 300
??Phone, cable, internet: $ 169
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 900
??Other expenses: $ 400 month for daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	32.57%	Starting borrower rate/APR:	33.57% / 36.00%	Starting monthly payment:	$444.30

Auction yield range:	14.20% - 32.57%	Estimated loss impact:	15.50%
Lender servicing fee:	1.00%	Estimated return:	17.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1998	Debt/Income ratio:	36%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	36	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,028	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	knowledgeable-gain	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need some breathing room!
I am seeking this loan to help give my wife and?I some breathing room with regard to our outgoing expenses.
Due to the recent changes that credit card issuers have done,?the interest rates on most of our credit cards have?increased?while reducing our available credit lines.?This?recent turn of events has increased our outgoing?monthly expenses which has had us tighten our belts causing undue stress on my wife?since?she ensures that we make our payments timely.
By getting this loan, I would be able to pay down or pay off some of the higher interest credit cards that we have and which would?help my wife to have a?somewhat less stressful time when it comes down to paying our bills.?I am financially secure and am able to payback this loan over a reasonable period.?My personal net monthly income is right at the $4,300 a month range, with combined household income netting close to $6,800 each month and personal monthly expenses as follows:??Housing: $ 1,700
??Insurance: $ 54
??Car expenses: $ 650
??Utilities: $225
??Phone, cable, internet: $135
??Food, entertainment: $200
??Clothing, household expenses $100
??Credit cards and other loans: $360I appreciate your consideration and look forward to receiving your loan offer.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.62%	Starting monthly payment:	$62.05

Auction yield range:	8.20% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1992	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	26y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,741	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	adv1sor	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Aug-2008)
Principal balance:	$3,151.98	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Don't want to use a credit card!
Purpose of loan:
Student expenses for my son. Books, fees, etc. I was about to charge these but decided to use Prosper again instead. I may pay this off early.

My financial situation:
Solid employment. Solid payments for the past three years. I had some late payments a few years ago but have made 100% on time payments for the past three years. I don't plan to do anything that would lower my credit rating going forward. I am employed full time as a manager at Verizon. The drop in my credit score is due to AMEX and other CC companies lower my limits.

Monthly net income: $ 4500

Monthly expenses: $
??Housing: $ 1047
??Insurance: $ 120
??Car expenses: $ 350
??Utilities: $ 350
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 750
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.34%	Starting borrower rate/APR:	32.34% / 34.75%	Starting monthly payment:	$437.43

Auction yield range:	11.20% - 31.34%	Estimated loss impact:	10.79%
Lender servicing fee:	1.00%	Estimated return:	20.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1969	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$206,657	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	p2p-starter8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WORKING CAPITAL
Purpose of loan:
This loan will be used to provide working capital?

My financial situation:
I am a good candidate for this loan because I have a track record for loan repayment?

Monthly net income: $ 10,000

Monthly expenses: $
??Housing: $ 450????
??Insurance: $ 50
??Car expenses: $ 100
??Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 800
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 250
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1964	Debt/Income ratio:	76%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	24 / 17	Employment status:	Retired
Now delinquent:	2	Total credit lines:	51	Length of status:	8y 5m
Amount delinquent:	$2,248	Revolving credit balance:	$156,519	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7
Screen name:	best-balance-communicator	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLODATION/SCHOOL
Purpose of loan:
This loan will be used to? Consolidate the larger balance bills that I have so that I may have the flexibility to explore some continuous educational courses for enhancement opportunities. ? ? ? ? ?

My financial situation:
I am a good candidate for this loan because? I do believe in paying my bills on time!? I will add that some of the debt inclusive of my credit profile was contributed to helping family, however we are a responsible family as I pay my portion of my personal debt and the rest is paid accordingly. I have acted as the guarantor for the additional debt. Note: As I navigated through the page, I noticed that the site indicated that there are some derogatory issues on y profile and there should be "only" one which has been disputed and was reported in error. Feel free to contact me to the regard of this matter via email or bu phone and I can provide supporting documents. Thank Your

Monthly net income: $5,000.00 with a compensating income ranging from $900 to $1,000 dollars in addition to my retirement and social security benefits which is a source from health and wellness seminars that I conduct nationwide. ?

Monthly expenses: $
??Housing: $600
??Insurance: $200
??Car expenses: $400
??Utilities: $300
??Phone, cable, internet: $ 250
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100,000
? Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$190.95

Auction yield range:	17.20% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2001	Debt/Income ratio:	43%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,583	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	58%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	36	Homeownership:	No
Inquiries last 6m:	2
Screen name:	mhotchkiss01	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	54 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	540-559 (Oct-2007) 540-559 (Dec-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
PAY OFF LOAN
Purpose of loan:
To pay off a high interest loan. I recently consolidated all my bills into one monthly payment. However, it is a high interest loan. I am a believer in Prosper and what it represents and would rather pay a monthly loan to Prosper and its lenders.

My financial situation:
I am an Apartment Assistant Manager. I have reduced rent. I have very few bills since consolidating.

Monthly net income: $2,000

Monthly expenses: $
??Housing: $200.00
??Insurance: $120.00
??Car expenses: NONE other than gas (I don't drive much since I live where I work)
??Utilities: $30.00
??Phone, cable, internet: Cell phone is $100.00 per month
??Food, entertainment: $200.00?
??Clothing, household expenses $50
??Credit cards and other loans: $190.00 (other loan that will be paid with Prosper loan)

As you can see, I can afford this prosper loan. Please consider my excellent record with Prosper when making your decision. My credit has improved so I am uncertain why it says I am "high risk".
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$143.64

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	3 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,634	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	resolute-diversification	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Guaranteed Money Back
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	17.20% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,530	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	78%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mick3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Business
Purpose of loan:
I am currently a real estate agent just outside .I am having some trouble getting things rolling.I am looking to upgrade my office space and purchase new signs.The majority of the loan will be spent on advertising because this seems to be what is really holding me back.I am looking to get a new website built and print ads over the next few months.
My financial situation:
I am lucky that I have a loving wife who is able to cover most of our bills during this building stage for my business.? I would have no trouble paying this loan back because I currently drive a limo part time on top selling Real Estate.? I am just looking to give my business a shot in the arm. ?I also have a few people getting ready to make a move early next year I just don?t want to wait six months before I can afford to really put the money into this business it will take to be successful.?

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 327
??Utilities: $ 0
??Phone, cable, internet: $ 180
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $

My financial situation:
I am lucky that I have a loving wife who is able to cover most of our bills during this building stage for my business.? I would have no trouble paying this loan back because I currently drive a limo part time on top selling Real Estate.? I am just looking to give my business a shot in the arm. ?I also have a few people getting ready to make a move early next year I just don?t want to wait six months before I can afford to really put the money into this business it will take to be successful.?

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 327
??Utilities: $ 0
??Phone, cable, internet: $ 180
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1998	Debt/Income ratio:	19%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$38,655	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	terrific-openness	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Card
Purpose of loan:
This loan will be used to pay off a higher rate credit card. I have a couple cards that have increased their rates over the last several months (like every other card that anyone is holding). I currently have a balance around $2,000 and I would like to be able to pay it off at a lower interest rate.

My financial situation:
I am a good candidate for this loan because I currently cover all of my expenses and have plenty to spare. I only listed my income, but my fianc? and I currently have two very similar incomes. We are just starting out and are trying to pay off a couple of higher rate credit cards left over from college. Like I said, we cover our bills with plenty to spare in a month, but are just looking for lower interest rates.

Monthly net income: $2,500

Monthly expenses: $ 2,000
? Housing: $600
? Insurance: $90
? Car expenses: $300
? Utilities: $100
? Phone, cable, internet: $ 60
? Food, entertainment: $ 50
? Clothing, household expenses $ 50
? Credit cards and other loans: $ 500
? Other expenses: $ 100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 30.01%	Starting monthly payment:	$61.56

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	11 / 8	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	38	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,381	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	4
Screen name:	coin-guard	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
join prosper
Purpose of loan:
This loan will be used to? im on disability and need income to live

My financial situation:
I am a good candidate for this loan because ? i live on a fixed income and can not make it in these times

Monthly net income: $ less then 700.00 per month

Monthly expenses: $ more then 700.00 a month
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437230
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1985	Debt/Income ratio:	29%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	6y 9m
Amount delinquent:	$7,770	Revolving credit balance:	$7,059	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	money-toro	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Badgirl1
Purpose of loan:
This loan will be used to?
to pay off my credit cards,because I am inthe middle of a Divorce .I have a good job.But because of my Divorce It has put me in a diffcult spot.
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1996	Debt/Income ratio:	44%
Credit score:	660-679 (Dec-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	3y 8m
Amount delinquent:	$3,591	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	0
Screen name:	ore-cocktail	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college classes
Purpose of loan:
This loan will be used to?? help send my daughter to college she really wants to go?and?is showing the effort???

My financial situation:
I am a good candidate for this loan because? I am paying all my bills and sending daughter to college

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 263
??Car expenses: $ 85
??Utilities: $?120??Phone,30 cable, 15internet: $ 30
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1989	Debt/Income ratio:	50%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	7y 4m
Amount delinquent:	$5,418	Revolving credit balance:	$2,512	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	amjes	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (May-2008) 580-599 (Dec-2007)
Principal balance:	$1,884.82	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Consolidate Bills
Purpose of loan:
I?want to?finish consolidating the?bills we have incurred while my husband has been unemployed.??Please help?us improve?our credit score and make a difference in?our family's?financial future.??Thank you.

My financial situation:
I have tried very hard to keep up with our payments while my husband has been unemployed.??We are trying to get everything back in order.??We would like to be able to get our bills caught up and taken care of quickly.??My account is currently set up for automatic payment therefore it will never be late.??I have a good job and will make the payments and can guarantee that this loan will be repaid in full and hopefully we will be able to make extra payments on this loan to get it paid off quickly.

Monthly net income: $4000 - I also have a part-time job which brings in about $300 per month and I also have my husbands?unemployment income as well.

All expenses below are shared with my spouse.
Monthly expenses: $
??Housing: $?1200
??Insurance: $ 199
??Car expenses: $?700
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437254
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.85%	Starting borrower rate/APR:	10.85% / 12.97%	Starting monthly payment:	$98.00

Auction yield range:	4.20% - 9.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1987	Debt/Income ratio:	7%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$48,709	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	compassionate-rate	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Killing Credit
Purpose of loan:
This loan will be used to consolidate high interest credit cards.

My financial situation:
I have been in the same line of work since 1993.
I am a good candidate for this loan because I do not miss payments-- I have my bills directly withdrawn from my bank account. I also have a great job in the software industry.? I also own a home, and have 2 cars that are paid off.
In addition, I have 2 IRAs for reserves in excess of 40K, plus life insurance in place.

Monthly net income: $? 6,900

Monthly expenses: $
??Housing: $ 1209.00
??Insurance: $ 307.99
??Car expenses: $ 114.50
??Utilities: $ 298.96
??Phone, cable, internet: $ 144.31
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1295

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$207.90

Auction yield range:	11.20% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1994	Debt/Income ratio:	7%
Credit score:	700-719 (Dec-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	32	Length of status:	12y 9m
Amount delinquent:	$582	Revolving credit balance:	$7,126	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ready-nickel	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off bills, xmas, and house
Purpose of loan:
This loan will be used to? to pay off some little bills, do some xmas shopping and some work around the house.

My financial situation:
I am a good candidate for this loan because? I will pay on time and can also take money right out of my bank. I have direct deposit

Monthly net income: $ 3650

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ paid off 450 a year
??Car expenses: $ paid off
??Utilities: $?150????
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1977	Debt/Income ratio:	15%
Credit score:	640-659 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	41	Length of status:	5y 0m
Amount delinquent:	$4,780	Revolving credit balance:	$2,931	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	p2p-eclipse	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	31%
Credit score:	600-619 (Dec-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	4y 10m
Amount delinquent:	$557	Revolving credit balance:	$1,613	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 92% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 8% )	620-639 (Nov-2009) 620-639 (Sep-2009) 600-619 (Aug-2009) 620-639 (Jul-2009)
Principal balance:	$717.20	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay off high interest credit cards
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBAND'S INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$184.68

Auction yield range:	11.20% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1989	Debt/Income ratio:	33%
Credit score:	760-779 (Dec-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,037	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	mighty-dime0	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying for college
Purpose of loan:
This loan will be used to? pay for my tuition, books and school supplies

My financial situation:
I am a good candidate for this loan because? I have to pay for myself for college, i have no cosigner, i work part-time during the school year and i?want to further my education. I have no other financial support besides my own income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.20% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1990	Debt/Income ratio:	36%
Credit score:	680-699 (Dec-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	17y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,477	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brawn4650	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Completion of a 4 seasons room
Purpose of loan:
This loan will be used to complete the flooring and provide furnishings for a four seasons room that has been added on to the house.

My financial situation:
I am a good candidate for this loan because I will make on time monthly payments.?

Monthly net income: $ 4028.00

Monthly expenses: $
??Housing: $ 1054
??Insurance: $ 190
??Car expenses: $ 490
??Utilities: $ 218
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$83.04

Auction yield range:	4.20% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1997	Debt/Income ratio:	18%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$3,600	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	titan5	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christmas Cash
Purpose of loan:
This loan will be used to help me provide a nice Christmas for my family.

My financial situation:
I am a good candidate for this loan because I will have no problem repaying this loan on time.? I have been employed full-time with the government for 7 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,100.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$179.30

Auction yield range:	6.20% - 15.00%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2001	Debt/Income ratio:	36%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$16,817	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-payout-lionheart	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Credit Card! at Lower %
Purpose of loan:
This loan will be used to help pay off my credit card once and for all!

My financial situation:
I am a good candidate for this loan because I always make payments on time and even at 15% interest I will be paying you as much as I currently pay the credit card but making progress at paying them off! My full time income is also supplemented by freelance graphic design work as well. I estimate I've made an additional $12,000 in 2009.

My credit card debt accrued from two things that happened within 10 months of each other: my father had a heart attack and passed away on the east coast, requiring significant cross country travel expenses, and the following summer my husband and I were married (also expensive). My goal is to pay these off as quickly as possible so we can start saving to buy a house.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	32.51%	Starting borrower rate/APR:	33.51% / 35.94%	Starting monthly payment:	$79.91

Auction yield range:	11.20% - 32.51%	Estimated loss impact:	10.83%
Lender servicing fee:	1.00%	Estimated return:	21.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1986	Debt/Income ratio:	47%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 15	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	3y 4m
Amount delinquent:	$6,266	Revolving credit balance:	$19,796	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	payment-prophesy1	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Typhoon Ketsana / Bring family home
Purpose of loan:
I need help with consolidating my debt cause I have a Wife and Son in the Philippines that are victums of Typhoon Ketsana also known as Typhoon Ondoy. .
I need to pay off debt that I have so I can support them at this time of need and also file for the Spouse Visa here in the States so I can bring my new family home to me soon please and out of harms way.
Please help me?through this because it takes 5-6 months here in Immigration to finish paper work and then after that it can be a total of 7 to 9 months before I can have my family here with me.????
My financial situation:
I am a good candidate for this loan because I'm a very hard worker and my values are good as a person, I pay all my bills on time or before the due date always.
I was married before when I was younger and ex ruined my credit filling the limit on credit cards so I had to file for Bankruptcy which left my credit damaged and I have 2 or 3 more years before they fix my credit scores.
I have always payed bills all my life on time and never late until the divorce happened and things changed, If your a divorced person you know it's extremely hard for a person to get?started all over again, The last time I was delinquent was 6 yrs. ago.
I hope I have answered to the best of my knowledge what you needed to know but you may ask for more info. if needed.
My Listing on my Credit Report is False on all Delinquent because its from my past from Bankruptcy and is not current so my past record is still effecting me which caused me not to get Loans from bank when I was trying to consolidate and pay for my wedding and have enough to bring my Wife and Son home to me as soon as possible..
I don't have a house like it said in the report I Rent, That report is from my past when I was married the house was signed over but it stayed in my name don't know why.
Again please help me bring family home to me from this terrible Typhoon Ketsana that hit the Philippines on 9/25/09 with a body count over 400 +, And now they just got hit again with 12 mountain slides covering village up to 8 ft. in mud and water with 135+ people dieing and have two more on its way there.
Thank you for your time and effort God Bless you all for helping.
I will be starting a second job soon and will be able to save once I get my feet back on track and get me out of the bind and bring my new family home? soon.

God Bless You who help me bring family home to me soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437338
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	4.20% - 19.00%	Estimated loss impact:	2.18%
Lender servicing fee:	1.00%	Estimated return:	16.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	2	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	independent-deal9	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Game Design Business
Purpose of loan:
This loan will be used to fund the development of my game design companies latest game. My team and I are already hard at work and very devoted to this project. I already have fixed amounts of what my employees expect for this game so I know exactly how much this game will cost for development, and I have also presented the idea to many different websites and I have many different potential buyers. They have seen some of the games early work and they are very excited, and they have already made very generous offers that will insure the games success when released. I have already factored in all the costs of the games development and the loan will cover everything. I am a person who has always dealt with cash and never dealt with debt so I see this as a great opportunity to build up my credit in a positive way. I admittedly will pay this loan off early because I am a cash guy.The games development should only take 1 month to complete but I have given them 2 months to insure the games quality. The game will be based on a Pirate who travels from island to island hunting for treasure. There will be many different levels, puzzles, enemies and bosses.

My financial situation:
I am a good candidate for this loan because I have been developing games for the past two years as a full time job, but I have 6 years of experience prior to that. The earlier years I worked alone, with partners and various companies and I have always been successful and all my games have brought me large amounts of profit. Using the plans I developed I have created many award winning games and I plan to use the same plan in my own company. I plan to use the revenue from this game to pay off the loan, basing this on my previous games that should not be a problem. I should be able to pay off the loan and fund my next games development, but if for some reason the project did not work out I will still be able to pay off the loan quite easily with the income from my own games and also be able to fund another game for the company. That seems very unlikely though because I have been doing this for many years now and it has always worked out. Since I already have potential buyers interested and working employees I do not see why the project would not be a complete success with my leadership.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437344
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.85%	Starting borrower rate/APR:	11.85% / 13.98%	Starting monthly payment:	$248.57

Auction yield range:	4.20% - 10.85%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1999	Debt/Income ratio:	18%
Credit score:	740-759 (Dec-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$106,931	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brilliant-power2	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling House (need to pay realtor)
Purpose of loan:
This loan will be used to?pay my realtor the balance of what's owed to her from the sell of my home.? I bought my home three years ago at the top of the market and am now selling it.? Part of my equity went with the market and I need some extra funds to payoff the realtor.

My financial situation:
I am a good candidate for this loan because?I have an excellent credit history and steady income.? With the sell of my home my Debt to Income will vastly improve.? I am a banker so my credit history is very important to me and vital to my career.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.20% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2005	Debt/Income ratio:	37%
Credit score:	620-639 (Dec-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	8	Length of status:	33y 3m
Amount delinquent:	$322	Revolving credit balance:	$8,176	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	antique818	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	460-479 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	31
Description
Probate Estate Business Expansion
Hello,

I am an existing prosper customer. In April of this year, I paid off a loan of $2600, 6 months early. This loan would be for almost the same reason as the first loan.

My business is expanding. We took the first loan to establish the business which we have. Now, we are expanding again to include wok with probate attorneys who want us to liquidate their estates. Some by buying the estate and others to perform an on-site estate sale. This money will allow us the extra funds to purchase more estates as they arise.

We have the ability to repay this loan as sales are continuos on a daily basis. Our on line sales alone are between $4000 to $5000 per month.

My situation is also better then the first loan as I have no "loans" just two business credit cards, one with a $7000 balance and one with a $1000 balance. Both these balances were also to purchase inventory which is in process of being sold.

My home situatin also has not changed with rent at $1500, utilities $400, Telephone/cable/TV at $200 all monthly fees and my auto payment current at $385.00.

We have no late payment or delinquencies in the last several years knowing how important good credit is.

So, we would like this loan to be able to add to our current inventory leves when the attorney calls with another estate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 437362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$806.68

Auction yield range:	8.20% - 9.00%	Estimated loss impact:	7.18%
Lender servicing fee:	1.00%	Estimated return:	1.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1993	Debt/Income ratio:	30%
Credit score:	780-799 (Dec-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$40,776	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	smart-dough8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
No more interest to greedy banks!
Greetings!

I am looking to consolidate three small to medium loans into one larger loan. Throughout the restructuring of the credit card rules, both banks that hold my loans have continued to up my finance charges and lower the credit amounts despite my long history of good credit with them. One actually lowers my available credit amount after every payment, causing me to to dangerously flirt with over the limit charges if I don't successfully calculate when the finance charges are going to incur every month. I really would like to not pay either bank another dime.

I have been a fireman for the last 8 years and make decent money to support my family. It is depressing that I feel like the credit card companies are preying on the little people in order to sustain profits. I have the ability to pay my loans on time, I am just looking for a fair and affordable loan.

Thank you for your consideration, my family and I greatly appreciate your time.

Best Wishes.
Information in the Description is not verified.